Exhibit 99.1

                              FINANCIAL SUPPLEMENT

                                               Exhibit 99.1



                                             [LOGO] PHOENIX



                                       FINANCIAL SUPPLEMENT

                                The Phoenix companies, Inc.


                                              June 30, 2006

                                           [graphic omitted]


THE PHOENIX COMPANIES, INC.
FINANCIAL SUPPLEMENT

WALL STREET COVERAGE                                                    TRANSFER AGENT AND REGISTRAR
FIRM                                       ANALYST                      For information or assistance regarding your account,
A.G. Edwards & Sons, Inc.                  J. Jeffrey Hopson            please contact our transfer agent and registrar:
Citigroup                                  Keith Walsh                  The Phoenix Companies, Inc. C/O The Bank of New York,
Credit Suisse First Boston (CSFB)          Tom Gallagher                Shareholder Relations,
Fox-Pitt, Kelton                           John Nadel                   P.O. Box 11258, New York, NY 10286-1258
Friedman, Billings, Ramsey & Co.           Stewart Johnson              Toll-free: 1-800-490-4258 TTY 1-888-269-5221
JP Morgan                                  Jimmy Bhullar                Fax: 1-212-815-2777, e-mail: pnxshareholders@bankofny.com
Keefe Bruyette & Woods, Inc.               Jukka Lipponen               Web: www.stockbny.com
Langen McAlenney                           Robert Glasspiegel
Lehman Brothers                            Eric Berg
Merrill Lynch                              Edward A. Spehar
Morgan Stanley                             Ken Zerbe                    FOR MORE INFORMATION
UBS                                        Andrew Kligerman             To receive additional information, including financial
                                                                        supplements and Securities and Exchange Commission filings along with access to other shareholder services, visit the
                                                                        Investor Relations Section on our Web site at
                                                                        PhoenixWealthManagement.com or contact our Investor
                                                                        Relations Department at:
SHAREHOLDER INFORMATION

SECURITY LISTINGS
The common stock of The Phoenix Companies, Inc. is traded on the                The Phoenix Companies, Inc.
New York Stock Exchange (NYSE) under the symbol "PNX."  Our 7.45                Investor Relations
percent bond is traded on the NYSE under the symbol "PFX."                      One American Row
                                                                                P.O. Box 5056, Hartford, CT  06102-5056
                                                                                Phone: 1-860-403-7100
                                                                                Fax: 1-860-403-7880
                                                                                e-mail: pnx.ir@phoenixwm.com

For more information on our products and services, call your Phoenix representative or visit our Web site at PhoenixWealthManagement.com.

In addition to financial measures presented in accordance with Generally Accepted Accounting Principles ("GAAP"), Phoenix uses non-GAAP financial measures such as total segment income, total segment income per share, pre-tax segment income and EBITDA in evaluating its financial performance. Net income and net income per share are the most directly comparable GAAP measures. Phoenix's non-GAAP financial measures should not be considered as substitutes for net income and net income per share. Therefore, investors should evaluate both GAAP and non-GAAP financial measures when reviewing Phoenix's performance. A reconciliation of the net income to Phoenix's non-GAAP financial measures is set forth on Pages 2-3 of this document. Because Phoenix's calculation of these measures may differ from similar measures used by other companies, investors should be careful when comparing Phoenix's non-GAAP financial measures to those of other companies.

Total segment income, and measures derived from total segment income, are internal performance measures used by Phoenix in the management of its operations, including its compensation plans and planning processes. In addition, management believes that these measures provide investors with additional insight into the underlying trends in Phoenix's operations.

Total segment income represents income from continuing operations, which is a GAAP measure, before realized investment gains and losses, and other certain other items.

o Net realized investment gains and losses are excluded from total segment income because their size and timing are frequently subject to management's discretion.
o Certain other items are excluded from total segment income because we believe they are not indicative of overall operating trends and are items that management believes are infrequent and material and which result from a business restructuring, a change in regulatory environment, or other unusual circumstances.

Within its Asset Management segment, management also considers earnings before interest, taxes, depreciation and amortization ("EBITDA"). Management believes EBITDA provides additional perspective on the operating efficiency and profitability of the Asset Management segment. EBITDA represents pre-tax segment income before depreciation and amortization of goodwill and intangibles.

                           THE PHOENIX COMPANIES, INC.
                              FINANCIAL SUPPLEMENT
                              JUNE 2006 (UNAUDITED)

                                TABLE OF CONTENTS
                                -----------------

Financial Highlights.........................................................  1
Financial Highlights.........................................................  2
Life and Annuity Earnings Summary............................................  4
  Variable Universal Life....................................................  6
  Universal Life / Interest Sensitive........................................  8
  Life and Private Placement Sales........................................... 10
  Annuities.................................................................. 12
Supplementary Life and Annuity Information................................... 14
Asset Management............................................................. 16
Asset Management Net Flows and Assets Under Management....................... 18
Venture Capital Segment...................................................... 20
Corporate and Other.......................................................... 22
Consolidated Statement of Income - GAAP Format............................... 24
Consolidating Second Quarter 2006 Income Statement........................... 26
Condensed Consolidated Balance Sheet -- Preliminary.......................... 27
General Account Investment Portfolio Summary................................. 28
General Account GAAP Net Investment Income Yields............................ 29
General Account Realized Investment Gains and Losses......................... 31

THE PHOENIX COMPANIES, INC.
FINANCIAL HIGHLIGHTS
Second Quarter 2006 (unaudited)
(amount in millions, except per share data)

BALANCE SHEET INFORMATION
For the Period Ended:                                                                            December 31,
                                                              YTD June     ---------------------------------------------------------
                                                                2006           2005           2004          2003           2002
                                                           -------------  -------------  -------------  -------------  -------------
General Account Invested Assets                             $  15,964.7    $  16,717.2    $  17,334.6    $  17,242.8    $  16,812.8
Separate Account Assets                                         7,899.0        7,722.2        6,950.3        6,083.2        4,371.2
Total Assets                                                   27,305.9       27,716.2       28,362.6       27,559.2       25,235.9
Indebtedness                                                      713.4          751.9          690.8          639.0          644.3
Total Stockholders' Equity                                      2,132.1        2,007.1        2,022.4        1,947.8        1,826.8
Total Stockholders' Equity, excluding SFAS 115,
  other accumulated OCI and FIN 46-R                            2,281.9        2,118.9    $   2,018.5    $   1,925.3    $   1,937.1
Average Equity, excluding other accumulated OCI,
  FIN 46-R and Discontinued Operations (1)                  $   2,217.8    $   2,028.6

Debt to Total Capitalization                                       25.1%          27.3%          25.5%          24.7%          24.1%

Book Value Per Share                                        $      18.77    $     21.10    $     21.32    $     20.62    $     19.43
Book Value Per Share, excluding SFAS 115 and
  other accumulated OCI                                     $      19.61    $     21.72    $     20.70    $     19.96    $     20.19
Book Value Per Share, excluding SFAS 115,
  other accumulated OCI and FIN 46-R                        $      20.09    $     22.28    $     21.27    $     20.39    $     20.64

Period-end Common Shares Outstanding (2)                          113.6           95.1           94.9           94.4           94.0
                                                           =============  =============  =============  =============  =============

------------------------------------------------------------------------------------------------------------------------------------

INDEBTEDNESS:
Surplus Notes                                               $     204.2    $     204.2    $     204.1    $     175.0    $     175.0
Senior Unsecured Bonds - due 2008                                 153.7          153.7          153.7          153.7          153.7
Senior Unsecured Bonds - due 2032                                 300.0          300.0          300.0          300.0          300.0
Interest Rate Swap                                                 (1.7)           2.0            8.0           10.3           15.6
Bank Credit Facility                                                              25.0           25.0
Other                                                              57.2           67.0
                                                           -------------  -------------  -------------  -------------  -------------
Total Indebtedness                                          $     713.4    $     751.9    $     690.8    $     639.0    $     644.3
                                                           =============  =============  =============  =============  =============

------------------------------------------------------------------------------------------------------------------------------------

STATUTORY FINANCIAL DATA FOR PHOENIX LIFE INSURANCE
 COMPANY (2)
Capital, Surplus and Surplus Notes                          $     934.5    $     885.5    $     814.6    $     762.9    $     861.0
Asset Valuation Reserve (AVR)                                     178.3          210.7          213.6          198.6          147.0
                                                           -------------  -------------  -------------  -------------  -------------
Capital, Surplus, Surplus Notes and AVR                     $   1,112.8    $   1,096.2    $   1,028.2    $     961.5    $   1,008.0
                                                           =============  =============  =============  =============  =============
Policyholder Dividend Liability                             $     368.7    $     356.1    $     403.3    $     408.5    $     403.0
Interest Maintenance Reserve                                $     (34.4)   $     (23.1)   $     (31.3)   $     (30.2)   $      (2.0)
Statutory Gain From Operations                              $      38.5    $     106.2    $      35.1    $      69.7    $      44.5
Statutory Net Income                                        $      66.3    $      61.0    $      47.1    $      21.5    $       7.5
                                                           -------------

(1) This average equity is used for the calculation of segment return on equity and represents the average of the monthly average of equity, excluding other accumulated OCI, the effects of FIN 46-R and the equity of discontinued operations.
(2) Phoenix Life Insurance Company is required to file financial statements with state regulatory authorities prepared on an accounting basis prescribed or permitted by the Insurance Department of the State of New York. June 2006 amounts are preliminary.

THE PHOENIX COMPANIES, INC.
FINANCIAL HIGHLIGHTS
Second Quarter 2006 (unaudited)
(amount in millions, except per share data)

INCOME STATEMENT SUMMARY                               YTD June                                  December 31,
                                            ----------------------------  ----------------------------------------------------------
                                                 2006           2005           2005          2004            2003          2002
                                            -------------  -------------  -------------  -------------  -------------  -------------

SEGMENT INCOME
Life Insurance (1)                           $      74.7    $     106.3    $     180.5    $     130.1    $     100.5    $      99.8
Annuities (1)                                        6.2           (3.6)          12.0           12.7           (1.1)         (19.5)
                                            -------------  -------------  -------------  -------------  -------------  -------------
Life and Annuity Segment                            80.9          102.7          192.5          142.8           99.4           80.3
Asset Management Segment                           (33.3)          (1.6)         (10.5)           0.1           (8.7)         (69.9)
Venture Capital Segment (2)                                         0.5           14.8           19.3           36.2          (59.3)
Corporate and Other Segment                        (31.3)         (32.7)         (69.6)         (59.1)         (47.8)         (40.0)
                                            -------------  -------------  -------------  -------------  -------------  -------------
TOTAL SEGMENT INCOME (LOSS),
  BEFORE INCOME TAXES                               16.3           68.9          127.2          103.1           79.1          (88.9)
Applicable Income Taxes (Benefit)                    2.1           21.2           25.5           22.5           21.8          (28.5)
                                            -------------  -------------  -------------  -------------  -------------  -------------

TOTAL SEGMENT INCOME (LOSS)                         14.2           47.7          101.7           80.6           57.3          (60.4)
Net Realized Investment Gains (Losses)              14.3            0.5           25.5            5.7            3.2          (39.3)
Realized (losses)-Investments Pledged as
 Collateral Consolidated Under FIN 46-R             (0.9)          (0.8)           1.3          (12.9)          (2.4)         (26.3)
Realized and Unrealized Gains (Losses)
 on Equity Investment in Aberdeen                                                 (7.0)          (7.0)          55.9          (55.0)
Share of Aberdeen's Extraordinary Charge
 for FSA Settlement                                                                             (14.7)
Surplus Notes Tender Costs                                                                       (6.4)
Management Restructuring and
 Early Retirement Costs                             (6.3)          (8.6)         (12.4)         (21.9)          (8.5)         (28.5)
Deferred Policy Acquisition Cost
 Adjustments                                                                                                                   15.1
Demutualization Related Items, Net                                                                                             (1.3)
Other income                                                                                                     1.3
                                            -------------  -------------  -------------  -------------  -------------  -------------
INCOME (LOSS) FROM CONTINUING OPERATIONS            21.3           31.8          109.1           86.3           (4.1)        (140.7)
Income (Loss) from Discontinued
 Operations                                                                       (0.7)           0.1           (2.1)          (1.3)
                                            -------------  -------------  -------------  -------------  -------------  -------------
INCOME (LOSS) BEFORE CUMULATIVE EFFECT
 OF ACCOUNTING CHANGES                              21.3           31.8          108.4           86.4           (6.2)        (142.0)
Cumulative Effect of Accounting changes                                                                                      (130.3)
                                            -------------  -------------  -------------  -------------  -------------  -------------
NET INCOME (LOSS)
                                             $      21.3    $      31.8    $     108.4    $      86.4    $      (6.2)   $    (272.3)
                                            =============  =============  =============  =============  =============  =============

------------------------------------------------------------------------------------------------------------------------------------

EARNINGS PER SHARE
BASIC
Weighted-Average Shares Outstanding                108.2           95.0           95.0           94.7           94.2           97.9
                                            -------------  -------------  -------------  -------------  -------------  -------------
Total Segment Income (Loss) Per Share        $      0.13    $      0.50    $      1.07    $      0.85    $      0.61    $     (0.62)
Net Income (Loss) Per Share                  $      0.20    $      0.33    $      1.14    $      0.91    $     (0.07)   $     (2.78)

DILUTED
Weighted-Average Shares Outstanding
 and dilutive potential common shares (3)          111.3          101.7          102.4          100.8           96.6           97.9
                                            -------------  -------------  -------------  -------------  -------------  -------------
Total Segment Income (Loss) Per Share        $      0.13    $      0.47    $      0.99    $      0.80    $      0.59    $     (0.62)
Net Income (Loss) Per Share                  $      0.19    $      0.31    $      1.06    $      0.86    $     (0.07)   $     (2.78)
                                            =============

(1) Within the Life and Annuity segment, certain product lines have been reclassified from Other Life and Annuity and combined with the appropriate major product line. See additional information on page 4 of this supplement. This reclassification has been made for all periods presented.
(2) In the fourth quarter of 2005, the company secured an agreement to sell approximately three-quarters of the assets in the Venture Capital segment, and as a result eliminated the segment effective January 1, 2006.
(3) For the twelve months ended December 31, 2003, the weighted average common shares outstanding and dilutive potential common shares were 100.8 million. For the calculation of net loss per share, dilutive potential shares were not included because their effect would have been anti-dilutive.

THE PHOENIX COMPANIES, INC.
INCOME STATEMENT
Second Quarter 2006 (unaudited)
(amount in millions, except per share data)

SEGMENT INCOME                                                         2005                                         2006
Quarters ended                              ----------------------------------------------------------  ----------------------------
                                                March          June         September       December        March          June
                                            -------------  -------------  -------------  -------------  -------------  -------------

Life Insurance (1)                           $      38.0    $      68.3    $      38.1    $      36.1    $      32.6    $      42.1
Annuities (1)                                        6.0           (9.6)           6.9            8.7            5.7            0.5
                                            -------------  -------------  -------------  -------------  -------------  -------------
Life and Annuity Segment                            44.0           58.7           45.0           44.8           38.3           42.6
Asset Management Segment                            (1.7)           0.1          (10.1)           1.2          (34.6)           1.3
Venture Capital Segment (2)                         (2.2)           2.7           12.7            1.6
Corporate and Other Segment                        (16.3)         (16.4)         (18.7)         (18.2)         (17.4)         (13.9)
                                            -------------  -------------  -------------  -------------  -------------  -------------
TOTAL SEGMENT INCOME (LOSS),
 BEFORE INCOME TAXES                                23.8           45.1           28.9           29.4          (13.7)          30.0
Applicable Income Taxes (Benefit)                    7.0           14.2            2.5            1.8           (7.5)           9.6
                                            -------------  -------------  -------------  -------------  -------------  -------------
TOTAL SEGMENT INCOME (LOSS)                         16.8           30.9           26.4           27.6           (6.2)          20.4
Net Realized Investment Gains (Losses)               1.1           (0.6)           1.1           23.9           11.4            2.9
Realized Gains (Losses) - Investments
 Pledged as Collateral Consolidated
 Under FIN 46-R                                      0.4           (1.2)           0.9            1.2           (1.0)           0.1
Realized and Unrealized Losses on Equity
 Investment in Aberdeen                             (7.0)
Management Restructuring and
 Early Retirement Costs                             (1.9)          (6.7)          (1.3)          (2.5)          (2.5)          (3.8)
                                            -------------  -------------  -------------  -------------  -------------  -------------
INCOME FROM CONTINUING OPERATIONS                    9.4           22.4           27.1           50.2            1.7           19.6
Loss from Discontinued Operations                                                 (0.7)
                                            -------------  -------------  -------------  -------------  -------------  -------------
NET INCOME                                   $       9.4    $      22.4    $      26.4    $      50.2    $       1.7    $      19.6
                                            =============  =============  =============  =============  =============  =============

------------------------------------------------------------------------------------------------------------------------------------

EARNINGS PER SHARE
BASIC
Weighted-Average Shares Outstanding                 94.9           95.0           95.1           95.1          103.6          112.7
                                            -------------  -------------  -------------  -------------  -------------  -------------
Total Segment Income (Loss) Per Share        $      0.18    $      0.32    $      0.28    $      0.29    $     (0.06)   $      0.18
Net Income Per Share                         $      0.10    $      0.24    $      0.28    $      0.53    $      0.02    $      0.17

DILUTED
Weighted-Average Shares Outstanding
and dilutive potential common shares               102.3          101.1          102.4          103.5          106.2          115.9
                                            -------------  -------------  -------------  -------------  -------------  -------------
Total Segment Income (Loss) Per Share        $      0.16    $      0.31    $      0.26    $      0.27    $     (0.06)   $      0.18
Net Income Per Share                         $      0.09    $      0.22    $      0.26    $      0.48    $      0.02    $      0.17
                                                                                                                       -------------


(1) Within the Life and Annuity segment, certain product lines have been reclassified from Other Life and Annuity and combined with the appropriate major product line. See additional information on page 4 of this supplement. This reclassification has been made for all periods presented.
(2) In the fourth quarter of 2005, the company secured an agreement to sell approximately three-quarters of the assets in the Venture Capital segment, and as a result eliminated the segment effective January 1, 2006.

THE PHOENIX COMPANIES, INC.
LIFE AND ANNUITY EARNINGS SUMMARY
Second Quarter 2006 (unaudited)
($ in millions)

SEGMENT INCOME                                        YTD June                                    December 31,
                                            ----------------------------  ----------------------------------------------------------
                                                 2006          2005           2005            2004          2003           2002
                                            -------------  -------------  -------------  -------------  -------------  -------------
                                            -------------  -------------  -------------  -------------  -------------  -------------
Variable Universal Life                      $      17.7    $      46.9    $      69.6    $      35.7    $      35.0    $      35.9
Universal Life (1)                                  19.3           33.3           47.9           34.4           21.7           26.3
Other Life and Annuity (2) (3)                       1.3            1.0            1.5            1.6            0.2           (0.7)
                                            -------------  -------------  -------------  -------------  -------------  -------------
TOTAL, NON-TRADITIONAL LIFE
                                                    38.3           81.2          119.0           71.7           56.9           61.5
Traditional Life (3)                                36.4           25.1           61.5           58.4           43.6           38.3
                                            -------------  -------------  -------------  -------------  -------------  -------------
TOTAL, LIFE INSURANCE
                                                    74.7          106.3          180.5          130.1          100.5           99.8
Annuities (3)                                        6.2           (3.6)          12.0           12.7           (1.1)         (19.5)
                                            -------------  -------------  -------------  -------------  -------------  -------------
SEGMENT INCOME, BEFORE INCOME TAXES
                                                    80.9          102.7          192.5          142.8           99.4           80.3
Allocated Income Taxes (4)                          25.0           33.1           51.3           36.4           31.1           28.0
                                            -------------  -------------  -------------  -------------  -------------  -------------
SEGMENT INCOME                               $      55.9    $      69.6    $     141.2    $     106.4    $      68.3    $      52.3
                                            =============  =============  =============  =============  =============  =============


(1) Universal Life includes interest sensitive whole life contracts.
(2) Other Life and Annuity includes WS Griffith prior to 2005.
(3) Certain product lines have been reclassified from Other Life and Annuity to the appropriate major product line. Specifically, term life and an old block of corporate owned life insurance were combined with participating life insurance and renamed Traditional Life. Also, single premium deposit annuities, single premium immediate annuities, flexible annuities and certain other annuity product lines were combined with Annuities. These reclassifications have been made for all periods presented.
(4) Tax benefits related to tax advantaged investments have been allocated to the Life and Annuity Segment beginning in the quarter ended March 2003.

THE PHOENIX COMPANIES, INC.
LIFE AND ANNUITY EARNINGS SUMMARY
Second Quarter 2006 (unaudited)
($ in millions)

SEGMENT INCOME                                                         2005                                         2006
Quarters ended                              ----------------------------------------------------------  ----------------------------
                                                March          June         September       December        March          June
                                            -------------  -------------  -------------  -------------  -------------  -------------

Variable Universal Life                      $       9.1    $      37.8    $      13.9    $       8.8    $       8.5    $       9.2
Universal Life (1)                                  10.3           23.1            7.6            7.0            7.9           11.4
Other Life and Annuity (2) (3)                       0.4            0.5                           0.5            0.4            0.9
                                            -------------  -------------  -------------  -------------  -------------  -------------
TOTAL, NON-TRADITIONAL LIFE                         19.8           61.4           21.5           16.3           16.8           21.5
Traditional Life (3)                                18.2            6.9           16.6           19.8           15.8           20.6
                                            -------------  -------------  -------------  -------------  -------------  -------------
TOTAL, LIFE INSURANCE                               38.0           68.3           38.1           36.1           32.6           42.1
Annuities (3)                                        6.0           (9.6)           6.9            8.7            5.7            0.5
                                            -------------  -------------  -------------  -------------  -------------  -------------
SEGMENT INCOME, BEFORE INCOME TAXES                 44.0           58.7           45.0           44.8           38.3           42.6
Allocated Income Taxes                              14.0           19.1            8.6            9.6           12.0           13.0
                                            -------------  -------------  -------------  -------------  -------------  -------------
SEGMENT INCOME                               $      30.0    $      39.6    $      36.4    $      35.2    $      26.3    $      29.6
                                            =============  =============  =============  =============  =============  =============

(1) Universal Life includes interest sensitive whole life contracts.
(2) Other Life and Annuity includes WS Griffith prior to 2005.
(3) Certain product lines have been reclassified from Other Life and Annuity to the appropriate major product line. Specifically, term life and an old block of corporate owned life insurance were combined with participating life insurance and renamed Traditional Life. Also, single premium deposit annuities, single premium immediate annuities, flexible annuities and certain other annuity product lines were combined with annuities. These reclassifications have been made for all periods presented.

THE PHOENIX COMPANIES, INC.
VARIABLE UNIVERSAL LIFE
Second Quarter 2006 (unaudited)
($ in millions)

                                                      YTD June                                   December 31,
                                            ----------------------------  ----------------------------------------------------------
                                                 2006          2005           2005            2004          2003           2002
                                            -------------  -------------  -------------  -------------  -------------  -------------
PRE-TAX INCOME
Fees                                         $      14.7    $      17.7    $      32.5    $      29.6    $      30.1    $      31.4
Cost of Insurance (COI)                             39.0           38.1           76.7           74.6           72.1           66.4
Interest Earned                                      3.5            3.0            6.3            5.9            5.6            7.0
Surrender Charges                                    3.9            3.6            7.1            6.9            6.9            4.4
                                            -------------  -------------  -------------  -------------  -------------  -------------
TOTAL REVENUES                                      61.1           62.4          122.6          117.0          114.7          109.2
                                            -------------  -------------  -------------  -------------  -------------  -------------
Net Death and Disability Benefits                   15.6           17.2           28.5           30.5           23.2           22.9
Interest Credited                                    2.0            2.4            4.6            3.7            3.6            3.7
DAC Amortized                                       13.6          (16.8)          (4.4)          22.2           20.8           16.6
Operating Expenses                                  12.2           12.7           24.3           24.9           32.1           30.1
                                            -------------  -------------  -------------  -------------  -------------  -------------
TOTAL EXPENSES                                      43.4           15.5           53.0           81.3           79.7           73.3
                                            -------------  -------------  -------------  -------------  -------------  -------------
OPERATING INCOME BEFORE TAX                  $      17.7    $      46.9    $      69.6    $      35.7    $      35.0    $      35.9
                                            =============  =============  =============  =============  =============  =============

------------------------------------------------------------------------------------------------------------------------------------

OPERATING EXPENSES
Commissions and Concessions                  $       6.3    $       6.9    $      13.6    $      16.3    $      21.4    $      36.6
Controllable Expenses and Other                     15.5           14.3           26.8           34.0           44.6           61.6
                                            ------------ - -------------  -------------  -------------  -------------  -------------
TOTAL CURRENT EXPENSES                              21.8           21.2           40.4           50.3           66.0           98.2
Deferred Acquisition Costs                          (9.6)          (8.5)         (16.1)         (25.4)         (33.9)         (68.1)
                                            -------------  -------------  -------------  -------------  -------------  -------------
OPERATING EXPENSES                           $      12.2    $      12.7    $      24.3    $      24.9    $      32.1    $      30.1
                                            =============  =============  =============  =============  =============  =============

------------------------------------------------------------------------------------------------------------------------------------

FUNDS UNDER MANAGEMENT
Deposits                                     $      98.8    $     112.3    $     217.9    $     245.5    $     353.4    $     465.7
Surrenders                                         (69.3)         (47.0)         (94.2)         (75.4)         (69.4)         (37.6)
                                            -------------  -------------  -------------  -------------  -------------  -------------
NET SALES                                           29.5           65.3          123.7          170.1          284.0          428.1
Deaths                                              (3.5)          (1.6)          (3.6)          (2.2)          (1.4)          (1.8)
Interest Credited                                   84.5           12.7          141.5          170.0          262.7         (150.6)
Fees                                               (15.0)         (15.2)         (30.3)         (31.0)         (36.4)         (35.8)
Cost of Insurance                                  (37.8)         (37.0)         (74.6)         (72.4)         (69.8)         (66.4)
                                            -------------  -------------  -------------  -------------  -------------  -------------
CHANGE IN FUM                                       57.7           24.2          156.7          234.5          439.1          173.5
Beginning Balance                                2,099.8        1,943.1        1,943.1        1,708.6        1,269.5        1,096.0
                                            -------------  -------------  -------------  -------------  -------------  -------------
ENDING FUND BALANCE                          $   2,157.5    $   1,967.3    $   2,099.8    $   1,943.1    $   1,708.6    $   1,269.5
                                            =============  =============  =============  =============  =============  =============

Life Insurance In Force (1)                  $  24,257.5    $  25,041.0    $  24,767.7    $  25,382.0    $  24,603.0    $  23,788.2
                                            =============  =============  =============  =============  =============  =============

(1) 2006, 2005 and 2004 face amounts updated to include the term rider face amounts for all variable universal life products.

THE PHOENIX COMPANIES, INC.
VARIABLE UNIVERSAL LIFE
Second Quarter 2006 (unaudited)
($ in millions)

                                                                       2005                                         2006
Quarters ended                              ----------------------------------------------------------  ----------------------------
                                                March          June         September       December        March          June
                                            -------------  -------------  -------------  -------------  -------------  -------------
PRE-TAX INCOME
Fees                                         $       7.4    $      10.3    $       6.9    $       8.0    $       7.2    $       7.5
Cost of Insurance (COI)                             19.0           19.1           19.2           19.4           19.6           19.4
Interest Earned                                      1.5            1.4            2.0            1.3            1.6            1.9
Surrender Charges                                    1.9            1.7            1.6            1.8            2.1            1.8
                                            -------------  -------------  -------------  -------------  -------------  -------------
TOTAL REVENUES                                      29.8           32.5           29.7           30.5           30.5           30.6
                                            -------------  -------------  -------------  -------------  -------------  -------------

Net Death and Disability Benefits                    8.9            8.3            3.9            7.3            8.3            7.3
Interest Credited                                    1.2            1.1            1.1            1.1            1.0            1.0
DAC Amortized                                        4.3          (21.1)           4.4            8.0            6.8            6.8
Operating Expenses                                   6.3            6.4            6.4            5.3            5.9            6.3
                                            -------------  -------------  -------------  -------------  -------------  -------------
TOTAL EXPENSES                                      20.7           (5.3)          15.8           21.7           22.0           21.4
                                            -------------  -------------  -------------  -------------  -------------  -------------

OPERATING INCOME BEFORE TAX                  $       9.1    $      37.8    $      13.9    $       8.8    $       8.5    $       9.2
                                            =============  =============  =============  =============  =============  =============

------------------------------------------------------------------------------------------------------------------------------------

OPERATING EXPENSES
Commissions and Concessions                          3.6            3.4            3.3            3.4            2.9            3.4
Controllable Expenses and Other                      6.8            7.4            6.9            5.6            6.8            8.7
                                            -------------  -------------  -------------  -------------  -------------  -------------
TOTAL CURRENT EXPENSES                              10.4           10.8           10.2            9.0            9.7           12.1
Deferred Acquisition Costs                          (4.1)          (4.4)          (3.8)          (3.7)          (3.8)          (5.8)
                                            -------------  -------------  -------------  -------------  -------------  -------------
OPERATING EXPENSES                           $       6.3    $       6.4    $       6.4    $       5.3    $       5.9    $       6.3
                                            =============  =============  =============  =============  =============  =============

------------------------------------------------------------------------------------------------------------------------------------

FUNDS UNDER MANAGEMENT
Deposits                                     $      63.3    $      49.0    $      43.1    $      62.5    $      46.0    $      52.8
Surrenders                                         (27.4)         (19.6)         (24.1)         (23.1)         (19.2)         (50.1)
                                            -------------  -------------  -------------  -------------  -------------  -------------
NET SALES                                           35.9           29.4           19.0           39.4           26.8            2.7
Deaths                                              (0.9)          (0.7)          (0.2)          (1.8)          (2.7)          (0.8)
Interest Credited                                   (9.3)          22.0           79.0           49.8          101.0          (16.5)
Fees                                                (7.5)          (7.7)          (7.3)          (7.8)          (7.1)          (7.9)
Cost of Insurance                                  (18.4)         (18.6)         (18.7)         (18.9)         (18.9)         (18.9)
                                            -------------  -------------  -------------  -------------  -------------  -------------
CHANGE IN FUM                                       (0.2)          24.4           71.8           60.7           99.1          (41.4)
Beginning Balance                                1,943.1        1,942.9        1,967.3        2,039.1        2,099.8        2,198.9
                                            -------------  -------------  -------------  -------------  -------------  -------------
ENDING FUND BALANCE                          $   1,942.9    $   1,967.3    $   2,039.1    $   2,099.8    $   2,198.9    $   2,157.5
                                            =============  =============  =============  =============  =============  =============

Life Insurance In Force (1)                  $  25,189.9    $  25,041.0    $  24,930.2    $  24,767.7    $  24,652.2    $  24,257.5
                                            =============  =============  =============  =============  =============  =============

(1) 2006 and 2005 face amounts updated to include the term rider face amounts for all variable universal life products.

THE PHOENIX COMPANIES, INC.
UNIVERSAL LIFE / INTEREST SENSITIVE
Second Quarter 2006 (unaudited)
($ in millions)

                                                      YTD June                                   December 31,
                                            ----------------------------  ----------------------------------------------------------
                                                 2006          2005           2005            2004          2003           2002
                                            -------------  -------------  -------------  -------------  -------------  -------------
PRE-TAX INCOME
Fees                                         $      13.4    $       5.9    $      17.9    $      19.1    $      17.3    $      11.9
Cost of Insurance (COI)                             86.5           48.9          109.9           90.7           78.9           71.6
Interest Earned                                     56.1           51.6          108.7          100.4           98.2          108.4
Surrender Charges                                    1.3            1.2            3.2            3.2            2.5            3.9
                                            -------------  -------------  -------------  -------------  -------------  -------------
TOTAL REVENUES                                     157.3          107.6          239.7          213.4          196.9          195.8
                                            -------------  -------------  -------------  -------------  -------------  -------------

Net Death and Disability Benefits                   51.5           27.6           61.8           58.4           51.4           39.5
Interest Credited                                   39.2           36.8           74.5           74.6           78.0           85.7
DAC Amortized                                       23.3           (4.0)          17.9           20.3           17.7           16.7
Operating Expenses                                  24.0           13.9           37.6           25.7           28.1           27.6
                                            -------------  -------------  -------------  -------------  -------------  -------------
TOTAL EXPENSES                                     138.0           74.3          191.8          179.0          175.2          169.5
                                            -------------  -------------  -------------  -------------  -------------  -------------

OPERATING INCOME BEFORE TAX                  $      19.3    $      33.3    $      47.9    $      34.4    $      21.7    $      26.3
                                            =============  =============  =============  =============  =============  =============

------------------------------------------------------------------------------------------------------------------------------------

OPERATING EXPENSES
Commissions and Concessions                  $      48.8    $      12.5    $      51.1    $      24.9    $      28.2    $      15.2
Controllable Expenses and Other                     83.8           30.1           96.5           64.3           74.8           52.6
                                            -------------  -------------  -------------  -------------  -------------  -------------
TOTAL CURRENT EXPENSES                             132.6           42.6          147.6           89.2          103.0           67.8
Deferred Acquisition Costs                        (108.6)         (28.7)        (110.0)         (63.5)         (74.9)         (40.2)
                                            -------------  -------------  -------------  -------------  -------------  -------------
OPERATING EXPENSES                           $      24.0    $      13.9    $      37.6    $      25.7    $      28.1    $      27.6
                                            =============  =============  =============  =============  =============  =============

------------------------------------------------------------------------------------------------------------------------------------

FUNDS UNDER MANAGEMENT
  Deposits                                   $     209.2    $     112.6    $     297.8    $     229.4    $     217.8    $     149.3
  Surrenders                                       (43.8)         (48.0)         (94.1)        (126.2)        (118.6)        (107.4)
                                            -------------  -------------  -------------  -------------  -------------  -------------
     NET SALES                                     165.4           64.6          203.7          103.2           99.2           41.9
  Deaths                                           (12.2)         (11.6)         (22.3)         (16.9)         (19.4)         (25.0)
  Interest Credited                                 39.2           36.9           78.7           74.6           78.0           85.8
  Fees                                             (17.9)         (10.1)         (26.8)         (23.5)         (24.9)         (16.7)
  Cost of Insurance                                (86.5)         (48.9)        (109.9)         (90.7)         (78.9)         (71.6)
                                            -------------  -------------  -------------  -------------  -------------  -------------
     CHANGE IN FUM                                  88.0           30.9          123.4           46.7           54.0           14.4
Beginning Balance                                1,734.1        1,610.7        1,610.7        1,564.0        1,510.0        1,495.6
                                            -------------  -------------  -------------  -------------  -------------  -------------
ENDING FUND BALANCE                          $   1,822.1    $   1,641.6    $   1,734.1    $   1,610.7    $   1,564.0    $   1,510.0
                                            =============  =============  =============  =============  =============  =============

Life Insurance In Force                      $  18,217.0    $  14,583.3    $  16,303.0    $  14,103.7    $  12,830.3    $  10,476.7
                                            =============  =============  =============  =============  =============  =============

THE PHOENIX COMPANIES, INC.
UNIVERSAL LIFE / INTEREST SENSITIVE
Second Quarter 2006 (unaudited)
($ in millions)

                                                                       2005                                         2006
Quarters ended                              ----------------------------------------------------------  ----------------------------
                                                March          June         September       December        March          June
                                            -------------  -------------  -------------  -------------  -------------  -------------
PRE-TAX INCOME
Fees                                         $       4.7    $       1.2    $       4.9    $       7.1    $       8.0    $       5.4
Cost of Insurance (COI)                             24.0           24.9           27.6           33.4           42.0           44.5
Interest Earned                                     25.4           26.2           28.6           28.5           27.0           29.1
Surrender Charges                                    0.5            0.7            0.9            1.1            1.0            0.3
                                            -------------  -------------  -------------  -------------  -------------  -------------
TOTAL REVENUES                                      54.6           53.0           62.0           70.1           78.0           79.3
                                            -------------  -------------  -------------  -------------  -------------  -------------

Net Death and Disability Benefits                   13.9           13.5           16.1           18.1           27.6           23.9
Interest Credited                                   18.5           18.4           18.9           18.8           19.4           19.8
DAC Amortized                                        6.3          (10.2)           9.1           12.8            9.6           13.7
Operating Expenses                                   5.6            8.2           10.3           13.4           13.5           10.5
                                            -------------  -------------  -------------  -------------  -------------  -------------
TOTAL EXPENSES                                      44.3           29.9           54.4           63.1           70.1           67.9
                                            -------------  -------------  -------------  -------------  -------------  -------------

OPERATING INCOME BEFORE TAX                  $      10.3    $      23.1    $       7.6    $       7.0    $       7.9    $      11.4
                                            =============  =============  =============  =============  =============  =============

------------------------------------------------------------------------------------------------------------------------------------

OPERATING EXPENSES
Commissions and Concessions                  $       5.4    $       7.1    $      12.6    $      26.0    $      34.7    $      14.1
Controllable Expenses and Other                     13.8           16.2           23.1           43.3           51.6           32.2
                                            -------------  -------------  -------------  -------------  -------------  -------------
TOTAL CURRENT EXPENSES                              19.2           23.3           35.7           69.3           86.3           46.3
Deferred Acquisition Costs                         (13.6)         (15.1)         (25.4)         (55.9)         (72.8)         (35.8)
                                            -------------  -------------  -------------  -------------  -------------  -------------
OPERATING EXPENSES                           $       5.6    $       8.2    $      10.3    $      13.4    $      13.5    $      10.5
                                            =============  =============  =============  =============  =============  =============

------------------------------------------------------------------------------------------------------------------------------------

FUNDS UNDER MANAGEMENT
  Deposits                                   $      54.9    $      57.7    $      73.9    $     111.3    $     135.5    $      73.7
  Surrenders                                       (23.3)         (24.7)         (27.4)         (18.7)         (22.5)         (21.3)
                                            -------------  -------------  -------------  -------------  -------------  -------------
     NET SALES                                      31.6           33.0           46.5           92.6          113.0           52.4
  Deaths                                            (4.6)          (7.0)          (5.8)          (4.9)          (6.8)          (5.4)
  Interest Credited                                 18.5           18.4           18.8           23.0           19.4           19.8
  Fees                                              (4.9)          (5.2)          (7.1)          (9.6)         (11.4)          (6.5)
  Cost of Insurance                                (24.0)         (24.9)         (27.6)         (33.4)         (42.0)         (44.5)
                                            -------------  -------------  -------------  -------------  -------------  -------------
     CHANGE IN FUM                                  16.6           14.3           24.8           67.7           72.2           15.8
Beginning Balance                                1,610.7        1,627.3        1,641.6        1,666.4        1,734.1        1,806.3
                                            -------------  -------------  -------------  -------------  -------------  -------------
ENDING FUND BALANCE                          $   1,627.3    $   1,641.6    $   1,666.4    $   1,734.1    $   1,806.3    $   1,822.1
                                            =============  =============  =============  =============  =============  =============

Life Insurance In Force                      $  14,328.7    $  14,583.3    $  15,126.3    $  16,303.0    $  17,667.4    $  18,217.0
                                            =============  =============  =============  =============  =============  =============

THE PHOENIX COMPANIES, INC.
LIFE AND PRIVATE PLACEMENT SALES
Second Quarter 2006 (unaudited)
($ in millions)

LIFE INSURANCE SALES                                  YTD June                                   December 31,
                                            ----------------------------  ----------------------------------------------------------
                                                 2006          2005           2005            2004          2003           2002
                                            -------------  -------------  -------------  -------------  -------------  -------------
WHOLESALER CHANNEL
Variable Universal Life                      $       7.7    $       9.8    $      16.1    $      18.2    $      30.1    $      62.5
Universal Life/Interest Sensitive                  113.7           25.0          104.4           47.5           67.5           36.9
Term Life                                           10.0            7.6           16.4           15.3           19.2           15.1
Participating Whole Life                                                                                         0.6            4.8
                                            -------------  -------------  -------------  -------------  -------------  -------------
Life Insurance Annualized Premium (1)              131.4           42.4          136.9           81.0          117.4          119.3
                                            =============  =============  =============  =============  =============  =============
Variable Universal Life                              3.2            2.4            6.4           10.8           20.1           25.1
Universal Life/Interest Sensitive                   27.1           19.8           49.2           53.2           61.6           29.9
Participating Whole Life                                                                                                        0.8
                                            -------------  -------------  -------------  -------------  -------------  -------------
Life Insurance Single Premium                       30.3           22.2           55.6           64.0           81.7           55.8
                                            =============  =============  =============  =============  =============  =============

Variable Universal Life                             10.9           12.2           22.5           29.0           50.2           87.6
Universal Life/Interest Sensitive                  140.8           44.8          153.6          100.7          129.1           66.8
Term Life                                           10.0            7.6           16.4           15.3           19.2           15.1
Participating Whole Life                                                                                         0.6            5.6
                                            -------------  -------------  -------------  -------------  -------------  -------------
Total Wholesaler Life Insurance Premium (2)  $     161.7    $      64.6    $     192.5    $     145.0    $     199.1    $     175.1
                                            =============  =============  =============  =============  =============  =============

PRIVATE PLACEMENT LIFE AND ANNUITY DEPOSITS
Variable Universal Life
  (annualized and single)                    $      25.8    $      25.6    $      46.5    $      60.1    $     149.5    $     222.5
Annuity                                             46.0          499.5          773.8          152.6          394.9          142.6
                                            -------------  -------------  -------------  -------------  -------------  -------------
Total Private Placement Life and
  Annuity Deposits                           $      71.8    $     525.1    $     820.3    $     212.7    $     544.4    $     365.1
                                            =============  =============  =============  =============  =============  =============

PRIVATE PLACEMENT FUNDS UNDER MANAGEMENT     $   2,912.2    $   2,343.1    $   2,776.4    $   1,898.5    $   1,535.5    $     864.7
                                            =============  =============  =============  =============  =============  =============

(1) Annualized Premium represents first year premiums on an annual basis.
(2) Total Premium represents Annualized and Single premiums.

THE PHOENIX COMPANIES, INC.
LIFE AND PRIVATE PLACEMENT SALES
Second Quarter 2006 (unaudited)
($ in millions)

                                                                       2005                                         2006
LIFE INSURANCE SALES                        ----------------------------------------------------------  ----------------------------
Quarters ended                                  March          June         September       December        March          June
                                            -------------  -------------  -------------  -------------  -------------  -------------
WHOLESALER CHANNEL
Variable Universal Life                      $       6.2    $       3.5    $       3.1    $       3.2    $       2.8    $       4.9
Universal Life/Interest Sensitive                   10.8           14.1           22.5           56.9           83.5           30.2
Term Life                                            3.8            3.8            3.9            5.0            5.5            4.5
                                            -------------   ------------   ------------   ------------   ------------   ------------
Life Insurance Annualized Premium (1)               20.8           21.4           29.5           65.1           91.8           39.6
                                            =============  =============  =============  =============  =============  =============

Variable Universal Life                              0.8            1.6            1.8            2.3            1.1            2.1
Universal Life/Interest Sensitive                    8.5           11.4           11.6           17.7           18.0            9.1
                                            -------------   ------------   ------------   ------------   ------------   ------------
Life Insurance Single Premium                        9.3           13.0           13.4           20.0           19.1           11.2
                                            =============  =============  =============  =============  =============  =============

Variable Universal Life                              7.0            5.1            4.9            5.5            3.9            7.0
Universal Life/Interest Sensitive                   19.3           25.5           34.2           74.6          101.5           39.3
Term Life                                            3.8            3.8            3.8            5.0            5.5            4.5
                                            -------------   ------------   ------------   ------------   ------------   ------------
Total Wholesaler Life Insurance Premium (2)  $      30.1    $      34.4    $      42.9    $      85.1    $     110.9    $      50.8
                                            =============  =============  =============  =============  =============  =============

PRIVATE PLACEMENT LIFE AND ANNUITY DEPOSITS
Variable Universal Life
  (annualized and single)                    $      14.3    $      11.3    $       2.3    $      18.6    $       8.5    $      17.3
Annuity                                            487.6           11.9           11.0          263.3            3.4           42.6
                                            -------------   ------------   ------------   ------------   ------------   ------------
Total Private Placement Life and
  Annuity Deposits                           $     501.9    $      23.2    $      13.3    $     281.9    $      11.9    $      59.9
                                            =============  =============  =============  =============  =============  =============

PRIVATE PLACEMENT FUNDS UNDER MANAGEMENT     $   2,414.5    $   2,343.1    $   2,431.6    $   2,776.4    $   2,783.9    $   2,912.2
                                            =============  =============  =============  =============  =============  =============

(1) Annualized Premium represents first year premiums on an annual basis.
(2) Total Premium represents Annualized and Single premiums.

THE PHOENIX COMPANIES, INC.
ANNUITIES
Second Quarter 2006 (unaudited)
($ in millions)

                                                      YTD June                                   December 31,
                                            ----------------------------  ----------------------------------------------------------
                                                 2006          2005           2005            2004          2003           2002
                                            -------------  -------------  -------------  -------------  -------------  -------------
PRE-TAX INCOME
Fees                                         $      33.4    $      32.6    $      65.4    $      63.8    $      57.2    $      57.4
Surrender Charges                                    3.2            3.9            7.0            5.8            7.4            6.6
Interest earned on GIA and
 Required Interest                                  69.8           81.5          165.1          158.0          150.1          109.1
                                            -------------  -------------  -------------  -------------  -------------  -------------
TOTAL REVENUES                                     106.4          118.0          237.5          227.6          214.7          173.1
                                            -------------  -------------  -------------  -------------  -------------  -------------

Mortality Cost                                       1.7            3.3            6.6            8.9            4.4           12.0
DAC Amortized                                       27.5           38.3           62.6           35.7           26.5           35.1
Interest Credited                                   49.3           57.7          112.1          123.2          133.0           99.4
Operating Expenses                                  21.7           22.3           44.2           47.1           51.8           46.1
                                            -------------  -------------  -------------  -------------  -------------  -------------
TOTAL EXPENSES                                     100.2          121.6          225.5          214.9          215.7          192.6
                                            -------------  -------------  -------------  -------------  -------------  -------------

OPERATING INCOME (LOSS) BEFORE TAX           $       6.2    $      (3.6)   $      12.0    $      12.7    $      (1.1)   $     (19.5)
                                            =============  =============  =============  =============  =============  =============

------------------------------------------------------------------------------------------------------------------------------------

OPERATING EXPENSES
Commissions and Concessions                  $      20.1    $      19.0    $      38.2    $      42.6    $      51.1    $      81.4
Controllable Expenses and Other                     19.8           18.4           37.9           48.2           66.2           67.3
                                            -------------  -------------  -------------  -------------  -------------  -------------
Total Current Expenses                              39.9           37.4           76.1           90.8          117.3          148.7
Deferred Acquisition Costs                         (18.2)         (15.1)         (31.9)         (43.7)         (65.5)        (102.6)
                                            -------------  -------------  -------------  -------------  -------------  -------------
OPERATING EXPENSES                           $      21.7    $      22.3    $      44.2    $      47.1    $      51.8    $      46.1
                                            =============  =============  =============  =============  =============  =============

------------------------------------------------------------------------------------------------------------------------------------

FUNDS UNDER MANAGEMENT
  Deposits                                   $     243.4    $     674.4    $   1,113.5    $     671.2    $   1,428.3    $   2,258.4
  Surrenders                                    (1,054.0)        (564.9)      (1,180.9)        (803.1)        (865.6)        (754.4)
                                            -------------  -------------  -------------  -------------  -------------  -------------
     NET SALES                                    (810.6)         109.5          (67.4)        (131.9)         562.7        1,504.0
  Deaths                                           (45.9)         (40.3)         (80.2)         (81.6)         (71.4)         (40.6)
  Interest Credited                                406.0           84.6          545.8          628.2          895.2         (330.6)
  Fees                                             (31.3)         (31.9)         (63.0)         (59.8)         (57.7)         (58.8)
                                            -------------  -------------  -------------  -------------  -------------  -------------
     CHANGE IN FUM                                (481.8)         121.9          335.2          354.9        1,328.8        1,074.0
Beginning Balance                                8,038.1        7,702.9        7,702.9        7,348.0        6,019.2        4,945.2
                                            -------------  -------------  -------------  -------------  -------------  -------------
ENDING FUND BALANCE                          $   7,556.3    $   7,824.8    $   8,038.1    $   7,702.9    $   7,348.0    $   6,019.2
                                            =============  =============  =============  =============  =============  =============

VA Funds in Guaranteed Interest Accounts (1) $   1,195.6    $   1,796.4    $   1,553.8    $   1,939.1    $   2,067.4    $   2,159.3
                                            =============  =============  =============  =============  =============  =============

Fixed Annuities (1)                          $     781.4    $   1,153.2    $   1,011.4    $   1,175.5    $   1,216.3    $     902.1
                                            =============  =============  =============  =============  =============  =============

(1) Amounts are included in the annuities funds under management table above.

THE PHOENIX COMPANIES, INC.
ANNUITIES
Second Quarter 2006 (unaudited)
($ in millions)

                                                                       2005                                         2006
Quarters ended                              ----------------------------------------------------------  ----------------------------
                                                March          June         September       December        March          June
                                            -------------  -------------  -------------  -------------  -------------  -------------
PRE-TAX INCOME
Fees                                         $      16.5    $      16.1    $      16.3    $      16.5    $      16.6    $      16.8
Surrender Charges                                    1.9            2.0            1.3            1.8            1.5            1.7
Interest earned on GIA and Required
 Interest                                           41.6           39.9           41.0           42.6           35.5           34.3
                                            -------------  -------------  -------------  -------------  -------------  -------------
TOTAL REVENUES                                      60.0           58.0           58.6           60.9           53.6           52.8
                                            -------------  -------------  -------------  -------------  -------------  -------------

Mortality Cost                                       1.1            2.2            0.6            2.7            0.3            1.4
DAC Amortized                                       13.6           24.7           12.3           12.0           11.2           16.3
Interest Credited                                   29.2           28.5           27.7           26.7           25.1           24.2
Operating Expenses                                  10.1           12.2           11.1           10.8           11.3           10.4
                                            -------------  -------------  -------------  -------------  -------------  -------------
TOTAL EXPENSES                                      54.0           67.6           51.7           52.2           47.9           52.3
                                            -------------  -------------  -------------  -------------  -------------  -------------

OPERATING INCOME (LOSS) BEFORE TAX           $       6.0    $      (9.6)   $       6.9    $       8.7    $       5.7    $       0.5
                                            =============  =============  =============  =============  =============  =============

------------------------------------------------------------------------------------------------------------------------------------

OPERATING EXPENSES
Commissions and Concessions                  $       9.8    $       9.2    $       9.7    $       9.5    $       9.9    $      10.2
Controllable Expenses and Other                      8.5            9.9            9.7            9.8           10.1            9.7
                                            -------------  -------------  -------------  -------------  -------------  -------------
Total Current Expenses                              18.3           19.1           19.4           19.3           20.0           19.9
Deferred Acquisition Costs                          (8.2)          (6.9)          (8.3)          (8.5)          (8.7)          (9.5)
                                            -------------  -------------  -------------  -------------  -------------  -------------
OPERATING EXPENSES                           $      10.1    $      12.2    $      11.1    $      10.8    $      11.3    $      10.4
                                            =============  =============  =============  =============  =============  =============

------------------------------------------------------------------------------------------------------------------------------------

FUNDS UNDER MANAGEMENT
  Deposits                                   $     580.9    $      93.5    $      92.5    $     346.6    $      96.3    $     147.1
  Surrenders                                      (227.5)        (337.4)        (294.3)        (321.7)        (490.7)        (563.3)
                                            -------------  -------------  -------------  -------------  -------------  -------------
     NET SALES                                     353.4         (243.9)        (201.8)          24.9         (394.4)        (416.2)
  Deaths                                           (22.3)         (18.0)         (18.2)         (21.7)         (22.6)         (23.3)
  Interest Credited                                 (1.0)          85.6          278.9          182.3          319.2           86.8
  Fees                                             (16.3)         (15.6)         (15.4)         (15.7)         (15.8)         (15.5)
                                            -------------  -------------  -------------  -------------  -------------  -------------
     CHANGE IN FUM                                 313.8         (191.9)          43.5          169.8         (113.6)        (368.2)
Beginning Balance                                7,702.9        8,016.7        7,824.8        7,868.3        8,038.1        7,924.5
                                            -------------  -------------  -------------  -------------  -------------  -------------
ENDING FUND BALANCE                          $   8,016.7    $   7,824.8    $   7,868.3    $   8,038.1    $   7,924.5    $   7,556.3
                                            =============  =============  =============  =============  =============  =============

VA Funds in Guaranteed Interest Accounts (1) $   1,873.8    $   1,796.4    $   1,706.1    $   1,553.8    $   1,355.0    $   1,195.6
                                            =============  =============  =============  =============  =============  =============

Fixed Annuities (1)                          $   1,165.9    $   1,153.2    $   1,203.2    $   1,011.4    $   1,005.2    $     781.4
                                            =============  =============  =============  =============  =============  =============

(1) Amounts are included in the annuities funds under management table above.

THE PHOENIX COMPANIES, INC.
SUPPLEMENTARY LIFE AND ANNUITY INFORMATION
Second Quarter 2006 (unaudited)
($ in millions)

                                                      YTD June                                   December 31,
                                            ----------------------------  ----------------------------------------------------------
                                                 2006          2005           2005            2004          2003           2002
                                            -------------  -------------  -------------  -------------  -------------  -------------
DEFERRED ACQUISITION COSTS
Variable Universal Life                      $     348.9    $     357.8    $     353.0    $     332.5    $     329.3    $     310.3
Universal Life                                     439.6          294.6          354.7          262.0          219.2          163.1
Variable Annuities                                 276.4          281.3          281.3          299.0          291.8          267.9
Fixed Annuities                                     36.6           40.4           38.8           46.0           45.2           26.3
Participating                                      551.1          570.2          544.2          577.0          576.3          573.1
Offset for Unrealized Investment
  Gains and Losses                                  57.5          (83.6)         (16.0)         (86.6)         (94.1)        (106.6)
                                            -------------  -------------  -------------  -------------  -------------  -------------
Total                                        $   1,710.1    $   1,460.7    $   1,556.0    $   1,429.9    $   1,367.7    $   1,234.1
                                            =============  =============  =============  =============  =============  =============

------------------------------------------------------------------------------------------------------------------------------------

VARIABLE ANNUITY GUARANTEED MINIMUM
  DEATH BENEFITS
Death Benefit in Excess of Fund Value        $     311.4    $     425.0    $     335.5    $     441.1    $     616.9    $   1,148.4
Death Benefit in Excess of Fund Value,
  Net of Reinsurance                                75.6          114.0           82.1          123.5          183.0          234.9
Statutory Reserve, Net of Reinsurance               14.0           15.0           13.8           15.0           17.3           15.8
GAAP Reserve, Net of Reinsurance             $      10.5    $       9.6    $      10.7    $       9.1    $       7.8    $       8.7
                                            -------------

THE PHOENIX COMPANIES, INC.
SUPPLEMENTARY LIFE AND ANNUITY INFORMATION
Second Quarter 2006 (unaudited)
($ in millions)

                                                                       2005                                         2006
Quarters ended                              ----------------------------------------------------------  ----------------------------
                                                March          June         September       December        March          June
                                            -------------  -------------  -------------  -------------  -------------  -------------
DEFERRED ACQUISITION COSTS
Variable Universal Life                      $     332.3    $      357.8   $     357.2    $     353.0    $     349.9    $     348.9
Universal Life                                     269.2           294.6         311.0          354.7          417.7          439.6
Variable Annuities                                 294.9           281.3         280.6          281.3          281.7          276.4
Fixed Annuities                                     44.7            40.4          39.0           38.8           38.2           36.6
Participating                                      579.9           570.2         573.3          544.2          548.1          551.1
Offset for Unrealized Investment
  Gains and Losses                                 (26.7)          (83.6)        (29.0)         (16.0)          22.5           57.5
                                            -------------  -------------  -------------  -------------  -------------  -------------
Total                                        $   1,494.3    $    1,460.7   $   1,532.1    $   1,556.0    $   1,658.1    $   1,710.1
                                            =============  ============== =============  =============  =============  =============

------------------------------------------------------------------------------------------------------------------------------------

VARIABLE ANNUITY GUARANTEED MINIMUM DEATH
  BENEFITS
Death Benefit in Excess of Fund Value        $     459.3    $      425.0   $     371.1    $     335.5    $     291.6    $     311.4
Death Benefit in Excess of Fund Value,
  Net of Reinsurance                               130.1           114.0          93.1           82.1           66.5           75.6
Statutory Reserve, Net of Reinsurance               15.8            15.0          14.1           13.8           13.2           14.0
GAAP Reserve, Net of Reinsurance             $       9.3    $        9.6   $       9.8    $      10.7    $       9.3    $      10.5
                                                                                                                        ------------

THE PHOENIX COMPANIES, INC.
ASSET MANAGEMENT
Second Quarter 2006 (unaudited)
($ in millions)

SEGMENT INCOME                                        YTD June                                   December 31,
                                            ----------------------------  ----------------------------------------------------------
                                                 2006          2005           2005            2004          2003           2002
                                            -------------  -------------  -------------  -------------  -------------  -------------

Investment Management Fees                   $      74.0    $      96.1    $     182.1    $     219.0    $     205.5    $     219.2
Mutual Funds - Ancillary Fees (1)                   22.0           19.9           40.5           38.3           35.5           38.7
Other Revenue                                        2.4            2.9            5.5            7.7            9.3           10.2
                                            -------------  -------------  -------------  -------------  -------------  -------------
Total Revenues                                      98.4          118.9          228.1          265.0          250.3          268.1
                                            -------------  -------------  -------------  -------------  -------------  -------------

Employment Expenses                                 42.4           56.5          103.9          132.6          129.6          134.9
Distribution & Admin Expenses (2)                   17.5           16.6           34.3           32.3           28.6           29.9
Other Operating Expenses (1) (2)                    23.4           26.6           52.1           53.6           58.1           63.5
Amortization of Intangibles                         16.5           16.7           33.2           33.8           33.2           32.5
Intangible Asset Impairments                        32.5                          10.6                                         66.3
                                            -------------  -------------  -------------  -------------  -------------  -------------
Total Operating Expenses                           132.3          116.4          234.1          252.3          249.5          327.1
                                            -------------  -------------  -------------  -------------  -------------  -------------

Management Income (Loss)                           (33.9)           2.5           (6.0)          12.7            0.8          (59.0)
Other Income - Net                                   0.6            1.1            2.2            1.7            2.5            1.0
Minority Interest                                                  (5.1)          (6.7)         (14.3)         (12.0)         (11.9)
                                            -------------  -------------  -------------  -------------  -------------  -------------
Segment Income (Loss), before income taxes         (33.3)          (1.6)         (10.5)           0.1           (8.7)         (69.9)
Applicable Income Taxes (Benefit)                  (12.8)          (0.4)          (4.7)           2.3           (3.3)          (6.0)
                                            -------------  -------------  -------------  -------------  -------------  -------------
Segment Loss                                 $     (20.5)   $      (1.2)   $      (5.8)   $      (2.2)   $      (5.4)   $     (63.9)
                                            =============  ============== =============  =============  =============  =============

(1) Prior to 2004, mutual funds - ancillary fees were presented net of trail commissions. Effective for 2004, trail commissions are presented as other operating expenses and are included in Distribution & Admin Expenses as of the 2nd Quarter 2006. All prior periods have been conformed to the current presentation.

(2) Distribution & Admin Expenses are comprised of commissions, finders fees, distribution costs and third party fund accounting costs. These had previously been reported as a component of Other Operating Expenses.

THE PHOENIX COMPANIES, INC.
ASSET MANAGEMENT
Second Quarter 2006 (unaudited)
($ in millions)
Quarters ended

                                                                       2005                                         2006
SEGMENT INCOME                              ----------------------------------------------------------  ----------------------------
                                                March          June         September       December        March          June
                                            -------------  -------------  -------------  -------------  -------------  -------------

Investment Management Fees                   $      49.5    $      46.6    $      46.8    $      39.3    $      36.5    $      37.5
Mutual Funds - Ancillary Fees                        9.8           10.1           10.3           10.4           10.6           11.4
Other Revenue                                        1.3            1.7            1.4            1.1            1.4            1.0
                                            -------------  -------------  -------------  -------------  -------------  -------------
Total Revenues                                      60.6           58.4           58.5           50.8           48.5           49.9
                                            -------------  -------------  -------------  -------------  -------------  -------------

Employment Expenses                                 29.2           27.3           26.9           20.5           22.5           19.9
Distribution & Admin Expenses (1)                    8.4            8.2            8.9            8.8            8.6            8.9
Other Operating Expenses (1)                        13.5           13.1           12.8           13.0           11.8           11.6
Amortization of Intangibles                          8.4            8.3            8.3            8.1            8.0            8.4
Intangible Asset Impairments                                                      10.6                          32.5
                                            -------------  -------------  -------------  -------------  -------------  -------------
Total Operating Expenses                            59.5           56.9           67.5           50.4           83.4           48.9
                                            -------------  -------------  -------------  -------------  -------------  -------------

Management Income (Loss)                             1.1            1.5           (9.0)           0.4          (34.9)           1.0
Other Income - Net                                   0.4            0.6            0.4            0.8            0.3            0.3
Minority Interest                                   (3.2)          (2.0)          (1.6)
                                            -------------  -------------  -------------  -------------  -------------  -------------
Segment Income (Loss), before income taxes          (1.7)           0.1          (10.1)           1.2          (34.6)           1.3
Applicable Income Taxes (Benefit)                   (0.5)           0.1           (4.5)           0.2          (13.4)           0.6
                                            -------------  -------------  -------------  -------------  -------------  -------------
Segment Income (Loss)                        $      (1.2)   $       0.0    $      (5.6)   $       1.0    $     (21.2)   $       0.7
                                            =============  ============== =============  =============  =============  =============

(1) Distribution & Admin Expenses are comprised of commissions, finders fees, distribution costs and third party fund accounting costs. These had previously been reported as a component of Other Operating Expenses.

THE PHOENIX COMPANIES, INC.
ASSET MANAGEMENT NET FLOWS AND ASSETS UNDER MANAGEMENT
Second Quarter 2006 (unaudited)
($ in millions)

                                                      YTD June                                   December 31,
                                             ---------------------------  ----------------------------------------------------------
                                                 2006          2005           2005            2004          2003           2002
                                             ------------  -------------  -------------  -------------  -------------  -------------
RETAIL PRODUCTS:
Managed Accounts
----------------
Deposits and reinvestments                    $    645.3    $     954.1    $   1,760.3    $   2,109.9    $   2,268.3    $   4,421.1
Redemptions and withdrawals                     (2,805.0)      (2,692.6)      (5,722.8)      (5,203.0)      (2,656.6)      (2,716.3)
                                             ------------  -------------  -------------  -------------  -------------  -------------
     Net Flows                                  (2,159.7)      (1,738.5)      (3,962.5)      (3,093.1)        (388.3)       1,704.8
Performance                                        113.8         (472.7)         (62.6)         950.3        1,537.5       (3,278.2)
Acquisitions (dispositions) / Other                 71.0         (421.4)        (158.0)                                     7,244.3
                                             ------------  -------------  -------------  -------------  -------------  -------------
     Net Change in AUM                          (1,974.9)      (2,632.6)      (4,183.1)      (2,142.8)       1,149.2        5,670.9
Assets under management, beginning of period     9,332.5       13,515.6       13,515.6       15,658.4       14,509.2        8,838.3
                                             ------------  -------------  -------------  -------------  -------------  -------------
Assets under management, end of period        $  7,357.6    $  10,883.0    $   9,332.5    $  13,515.6    $  15,658.4    $  14,509.2
                                             ============  =============  =============  =============  =============  =============

Mutual Funds
------------
Deposits and reinvestments                    $  1,057.7    $   1,050.5    $   2,030.4    $   1,673.2    $   1,489.2    $   1,213.2
Redemptions and withdrawals                     (1,232.7)      (1,229.7)      (2,444.0)      (2,004.5)      (1,683.6)      (1,983.9)
                                             ------------  -------------  -------------  -------------  -------------  -------------
     Net Flows                                    (175.0)        (179.1)        (413.6)        (331.3)        (194.4)        (770.7)
Performance                                        175.0           29.9          184.1          805.9        1,588.8       (2,018.9)
Money market funds net change in AUM              (276.1)          (2.0)         (28.4)         (28.9)         (45.2)          (4.4)
Acquisitions (dispositions) / Other             10,009.4          141.9          120.1          105.7          (80.6)          54.6
                                             ------------  -------------  -------------  -------------  -------------  -------------
     Net Change in AUM                           9,733.3           (9.4)        (137.8)         551.4        1,268.6       (2,739.4)
Assets under management, beginning of period    12,147.2       12,285.0       12,285.0       11,733.6       10,465.0       13,204.4
                                             ------------  -------------  -------------  -------------  -------------  -------------
Assets under management, end of period        $ 21,880.5    $  12,275.6    $  12,147.2    $  12,285.0    $  11,733.6    $  10,465.0
                                             ============  =============  =============  =============  =============  =============

INSTITUTIONAL PRODUCTS:
Deposits and reinvestments                    $    813.4    $   4,507.5    $   5,545.1    $   2,885.2    $   3,230.7    $   3,419.3
Redemptions and withdrawals                     (2,408.1)      (2,836.9)      (6,599.1)      (5,389.2)      (3,505.3)      (4,630.8)
                                             ------------  -------------  -------------  -------------  -------------  -------------
     Net Flows                                  (1,594.7)       1,670.6       (1,054.0)      (2,504.0)        (274.6)      (1,211.5)
Performance                                        218.1          145.5          367.2        1,140.5        2,333.0       (2,539.6)
Acquisitions (dispositions) / Other               (129.0)         355.6          (63.3)         234.3          (76.0)          11.5
                                             ------------  -------------  -------------  -------------  -------------  -------------
     Net Change in AUM                          (1,505.6)       2,171.7         (750.1)      (1,129.2)       1,982.4       (3,739.6)
Assets under management, beginning of period    13,433.4       14,183.5       14,183.5       15,312.7       13,330.3       17,069.9
                                             ------------  -------------  -------------  -------------  -------------  -------------
Assets under management, end of period        $ 11,927.8    $  16,355.2    $  13,433.4    $  14,183.5    $  15,312.7    $  13,330.3
                                             ============  =============  =============  =============  =============  =============

STRUCTURED FINANCE PRODUCTS:
Deposits and reinvestments                    $    247.3    $       0.7    $   1,002.3    $       1.7    $       1.1    $   1,193.3
Redemptions and withdrawals                       (665.0)         (94.7)      (1,157.9)        (659.2)        (303.1)        (244.6)
                                             ------------  -------------  -------------  -------------  -------------  -------------
     Net Flows                                    (417.7)         (94.0)        (155.6)        (657.5)        (302.0)         948.7
Performance                                         51.8          (35.0)        (258.9)          26.0          327.0          (28.8)
                                             ------------  -------------  -------------  -------------  -------------  -------------
     Net Change in AUM                            (365.9)        (129.0)        (414.5)        (631.5)          25.0          919.8
Assets under management, beginning of period     2,509.8        2,924.3        2,924.3        3,555.8        3,530.8        2,610.9
                                             ------------  -------------  -------------  -------------  -------------  -------------
Assets under management, end of period        $  2,143.9    $   2,795.3    $   2,509.8    $   2,924.3    $   3,555.8    $   3,530.8
                                             ============  =============  =============  =============  =============  =============

TOTAL:
Deposits and reinvestments                    $  2,763.7    $   6,512.9    $  10,338.1    $   6,670.0    $   6,989.3    $  10,246.9
Redemptions and withdrawals                     (7,110.8)      (6,853.9)     (15,923.8)     (13,255.9)      (8,148.6)      (9,575.6)
                                             ------------  -------------  -------------  -------------  -------------  -------------
     Net Flows                                  (4,347.1)        (341.1)      (5,585.7)      (6,585.9)      (1,159.3)         671.3
Performance                                        558.7         (332.3)         229.8        2,922.7        5,786.3       (7,865.5)
Money market funds net change in AUM              (276.1)          (2.0)         (28.4)         (28.9)         (45.2)          (4.4)
Acquisitions (dispositions) / Other              9,951.4           76.1         (101.2)         340.0         (156.6)       7,310.4
                                             ------------  -------------  -------------  -------------  -------------  -------------
     Net Change in AUM                           5,886.9         (599.2)      (5,485.5)      (3,352.1)       4,425.2          111.8
Assets under management, beginning of period    37,422.9       42,908.4       42,908.4       46,260.5       41,835.3       41,723.5
                                             ------------  -------------  -------------  -------------  -------------  -------------
Assets under management, end of period        $ 43,309.8    $  42,309.1    $  37,422.9    $  42,908.4    $  46,260.5    $  41,835.3
                                             ============  =============  =============  =============  =============  =============

* Variable Products Change in AUM (included
    in Institutional Products)                $   (160.8)   $    (177.8)   $    (342.3)   $     211.6    $     200.4    $    (686.5)
                                             ============  =============  =============  =============  =============  =============

Money Market balances (1)                     $  6,807.8    $     127.8    $     101.4    $     129.8    $     158.6    $     203.7
                                             ============  =============  =============  =============  =============  =============

(1) Money Market balances included in Mutual Funds above.

THE PHOENIX
COMPANIES, INC.
ASSET MANAGEMENT NET FLOWS AND ASSETS UNDER MANAGEMENT
Second Quarter 2006 (unaudited)
($ in millions)

                                                                       2005                                         2006
                                             ---------------------------------------------------------  ----------------------------
                                                March          June         September       December        March          June
                                             ------------  -------------  -------------  -------------  -------------  -------------
RETAIL PRODUCTS:
Managed Accounts:
-----------------
Deposits and reinvestments                    $    508.1    $     446.0    $     488.6    $     317.6    $     329.1    $     316.2
Redemptions and withdrawals                     (1,499.8)      (1,192.8)      (1,406.0)      (1,624.2)      (1,465.9)      (1,339.1)
                                             ------------  -------------  -------------  -------------  -------------  -------------
     Net Flows                                    (991.7)        (746.8)        (917.4)      (1,306.6)      (1,136.8)      (1,022.9)
Performance                                       (527.9)          55.2          126.1          284.0          461.5         (347.7)
Acquistions (dispositions) / Other                               (421.4)         263.4                          71.0
                                             ------------  -------------  -------------  -------------  -------------  -------------
     Net Change in AUM                          (1,519.6)      (1,113.0)        (527.9)      (1,022.6)        (604.3)      (1,370.6)
Assets under management, beginning of period    13,515.6       11,996.0       10,883.0       10,355.1        9,332.5        8,728.2
                                             ------------  -------------  -------------  -------------  -------------  -------------
Assets under management, end of period        $ 11,996.0    $  10,883.0    $  10,355.1    $   9,332.5    $   8,728.2    $   7,357.6
                                             ============  =============  =============  =============  =============  =============

Mutual Funds:
-------------
Deposits and reinvestments                    $    515.3    $     535.2    $     559.2    $     420.7    $     640.4    $     417.3
Redemptions and withdrawals                       (702.0)        (527.7)        (568.0)        (646.3)        (620.8)        (611.9)
                                             ------------  -------------  -------------  -------------  -------------  -------------
     Net Flows                                    (186.7)           7.5           (8.8)        (225.6)          19.6         (194.6)
Performance                                       (310.3)         340.2          134.1           20.1          349.4         (174.4)
Money market funds net change in AUM                 5.5           (7.5)         (11.4)         (15.0)          (0.1)        (276.0)
Acquistions (dispositions) / Other                   1.4          140.5            9.4          (31.2)         185.0        9,824.4
                                             ------------  -------------  -------------  -------------  -------------  -------------
     Net Change in AUM                            (490.1)         480.7          123.3         (251.7)         553.9        9,179.4
Assets under management, beginning of period    12,285.0       11,794.9       12,275.6       12,398.9       12,147.2       12,701.1
                                             ------------  -------------  -------------  -------------  -------------  -------------
Assets under management, end of period        $ 11,794.9    $  12,275.6    $  12,398.9    $  12,147.2    $  12,701.1    $  21,880.5
                                             ============  =============  =============  =============  =============  =============

INSTITUTIONAL PRODUCTS:
Deposits and reinvestments                    $  4,037.2    $     470.3    $     385.1    $     652.5    $     574.6    $     238.8
Redemptions and withdrawals                     (1,341.7)      (1,495.2)      (1,912.9)      (1,849.3)        (940.6)      (1,467.5)
                                             ------------  -------------  -------------  -------------  -------------  -------------
     Net Flows                                   2,695.5       (1,024.9)      (1,527.8)      (1,196.8)        (366.0)      (1,228.7)
Performance                                       (242.7)         388.2           90.9          130.8          283.7          (65.6)
Acquistions (dispositions) / Other                 (15.5)         371.1         (394.6)         (24.3)         (14.2)        (114.8)
                                             ------------  -------------  -------------  -------------  -------------  -------------
     Net Change in AUM                           2,437.3         (265.6)      (1,831.5)      (1,090.3)         (96.5)      (1,409.1)
Assets under management, beginning of period    14,183.5       16,620.8       16,355.2       14,523.7       13,433.4       13,336.9
                                             ------------  -------------  -------------  -------------  -------------  -------------
Assets under management, end of period        $ 16,620.8    $  16,355.2    $  14,523.7    $  13,433.4    $  13,336.9    $  11,927.8
                                             ============  =============  =============  =============  =============  =============

STRUCTURED FINANCE PRODUCTS:
Deposits and reinvestments                    $      0.5    $       0.2    $       1.0    $   1,000.6    $      13.8    $     233.5
Redemptions and withdrawals                        (63.0)         (31.7)      (1,012.6)         (50.6)        (196.9)        (468.1)
                                             ------------  -------------  -------------  -------------  -------------  -------------
     Net Flows                                     (62.5)         (31.5)      (1,011.6)         950.0         (183.1)        (234.6)
Performance                                        (48.7)          13.7         (221.4)          (2.5)          37.4           14.4
                                             ------------  -------------  -------------  -------------  -------------  -------------
     Net Change in AUM                            (111.2)         (17.8)      (1,233.0)         947.5         (145.7)        (220.2)
Assets under management, beginning of period     2,924.3        2,813.1        2,795.2        1,562.3        2,509.8        2,364.1
                                             ------------  -------------  -------------  -------------  -------------  -------------
Assets under management, end of period        $  2,813.1    $   2,795.3    $   1,562.2    $   2,509.8    $   2,364.1    $   2,143.9
                                             ============  =============  =============  =============  =============  =============

TOTAL:
Deposits and reinvestments                    $  5,061.1    $   1,451.7    $   1,433.9    $   2,391.4    $   1,557.9    $   1,205.8
Redemptions and withdrawals                     (3,606.5)      (3,247.4)      (4,899.5)      (4,170.4)      (3,224.2)      (3,886.6)
                                             ------------  -------------  -------------  -------------  -------------  -------------
     Net Flows                                   1,454.6       (1,795.7)      (3,465.6)      (1,779.0)      (1,666.3)      (2,680.8)
Performance                                     (1,129.6)         797.3          129.7          432.4        1,132.0         (573.3)
Money market funds net change in AUM                 5.5           (7.5)         (11.4)         (15.0)          (0.1)        (276.0)
Acquistions (dispositions) / Other                 (14.1)          90.2         (121.8)         (55.5)         241.8        9,709.6
                                             ------------  -------------  -------------  -------------  -------------  -------------
     Net Change in AUM                             316.4         (915.7)      (3,469.1)      (1,417.1)        (292.6)       6,179.5
Assets under management, beginning of period    42,908.4       43,224.8       42,309.1       38,840.0       37,422.9       37,130.3
                                             ------------  -------------  -------------  -------------  -------------  -------------
Assets under management, end of period        $ 43,224.8    $  42,309.1    $  38,840.0    $   7,422.9    $  37,130.3    $  43,309.8
                                             ============  =============  =============  =============  =============  =============

* Variable Products Change in AUM (included
     in Institutional Products)               $   (132.1)   $     (45.7)   $    (119.2)   $     (45.3)   $      27.7    $    (188.5)
                                             ============  =============  =============  =============  =============  =============

Money Market balances (1)                     $    135.3    $     127.8    $     116.4    $     101.4    $     101.3    $   6,807.8
                                             ============  =============  =============  =============  =============  =============

(1) Money Market balances included in Mutual Funds above.

THE PHOENIX
COMPANIES, INC.
VENTURE CAPITAL SEGMENT (1)
Second Quarter 2006 (unaudited)
($ in millions)

                                                              YTD June                             December 31,
                                                           -------------  ----------------------------------------------------------
                                                               2005           2005           2004            2003          2002
                                                           -------------  -------------  -------------  -------------  -------------
SEGMENT INCOME
Operating Gain (Loss)                                       $       7.2    $       3.5    $      (1.7)   $      (5.8)   $      (7.4)
Realized Gains (Losses) on Cash
  and Stock Distributions                                           7.9           21.9            7.4            4.9           (4.7)
Change in Unrealized Gains (Losses) on
  Investments Held in Partnerships                                (14.6)         (10.6)          13.6           37.1          (47.2)
                                                           -------------  -------------  -------------  -------------  -------------
Equity in Partnership Earnings (Losses),
  before income taxes                                               0.5           14.8           19.3           36.2          (59.3)
Applicable Income Taxes (Benefit)                                   0.2            5.2            6.8           12.7          (20.7)
                                                           -------------  -------------  -------------  -------------  -------------
Segment Income (Loss)                                       $       0.3    $       9.6    $      12.5    $      23.5    $     (38.6)
                                                           =============  =============  =============  =============  =============

------------------------------------------------------------------------------------------------------------------------------------

VENTURE CAPITAL INVESTMENTS
Contributions (Dollars Invested)                            $      13.7    $      27.6    $      37.7    $      31.0    $      42.2
Equity In Earnings (Losses) of Partnerships                         0.5           14.8           19.3           36.2          (59.3)
Distributions                                                     (27.6)         (68.2)         (50.4)         (32.2)         (41.8)
Sale of Partnership Interests and
  Transfer to Closed Block                                                       (91.5)                        (52.2)
Realized Loss on Sale of Partnership
  Interests and Transfer to Closed Block                                         (13.9)                        (14.3)          (5.0)
                                                           -------------  -------------  -------------  -------------  -------------
Change in Venture Capital Investments                             (13.4)        (131.2)           6.6          (31.5)         (63.9)
Beginning Balance                                                 202.9          202.9          196.3          227.8          291.7
                                                           -------------  -------------  -------------  -------------  -------------
Ending Balance                                              $     189.5    $      71.7    $     202.9    $     196.3    $     227.8
                                                           =============  =============  =============  =============  =============

 (1) In the fourth quarter of 2005, the company secured an agreement to sell approximately three-quarters of the assets in the Venture Capital segment, and as a result eliminated the segment effective January 1, 2006.

THE PHOENIX COMPANIES, INC.
VENTURE CAPITAL SEGMENT (1)
Second Quarter 2006 (unaudited)
($ in millions)

                                                                                                     2005
Quarters ended                                                            ----------------------------------------------------------
                                                                              March          June         September       December
                                                                          -------------  -------------  -------------  -------------
SEGMENT INCOME
Operating Gain (Loss)                                                      $      10.9    $      (3.7)   $      (2.9)   $      (0.8)
Realized Gains on Cash and Stock Distributions                                     0.2            7.7           11.3            2.7
Change in Unrealized Gains (Losses) on Investments Held in Partnerships          (13.3)          (1.3)           4.3           (0.3)
                                                                          -------------  -------------  -------------  -------------
Equity in Partnership Earnings (Losses), before income taxes                      (2.2)           2.7           12.7            1.6
Applicable Income Taxes (Benefit)                                                 (0.8)           1.0            4.4            0.6
                                                                          -------------  -------------  -------------  -------------
Segment Income (Loss)                                                      $      (1.4)   $       1.7    $       8.3    $       1.0
                                                                          =============  =============  =============  =============

------------------------------------------------------------------------------------------------------------------------------------

VENTURE CAPITAL INVESTMENTS
Contributions (Dollars Invested)                                           $       9.5    $       4.2    $       6.3    $       7.6
Equity In Earnings (Losses) of Partnerships                                       (2.2)           2.7           12.7            1.6
Distributions                                                                    (13.0)         (14.6)         (24.2)         (16.4)
Sale of Partnership Interests                                                                                                 (91.5)
Realized Loss on Sale of Partnership Interests                                                                                (13.9)
                                                                          -------------  -------------  -------------  -------------
Change in Venture Capital Investments                                             (5.7)          (7.7)          (5.2)        (112.6)
Beginning Balance                                                                202.9          197.2          189.5          184.3
                                                                          -------------  -------------  -------------  -------------
Ending Balance                                                             $     197.2    $     189.5    $     184.3    $      71.7
                                                                          =============  =============  =============  =============

 (1) In the fourth quarter of 2005, the company secured an agreement to sell approximately three-quarters of the assets in the Venture Capital segment, and as a result eliminated the segment effective January 1, 2006.

THE PHOENIX COMPANIES, INC.
CORPORATE AND OTHER
Second Quarter 2006 (unaudited)
($ in millions)

SEGMENT INCOME                                        YTD June                                   December 31,
                                            ----------------------------  ----------------------------------------------------------
                                                 2006          2005           2005            2004          2003           2002
                                            -------------  -------------  -------------  -------------  -------------  -------------
Corporate Investment Income                  $       1.7    $       0.2    $       0.6    $       0.4    $       4.3    $       1.5
Interest Expense on Indebtedness                   (24.7)         (22.5)         (46.6)         (40.8)         (39.6)         (31.4)
Corporate Expenses                                  (8.7)         (11.0)         (24.3)         (18.9)         (11.0)         (10.4)
Other                                                0.4            0.6            0.7            0.2           (1.5)           0.3
                                            -------------  -------------  -------------  -------------  -------------  -------------
Segment Loss, before income taxes                  (31.3)         (32.7)         (69.6)         (59.1)         (47.8)         (40.0)
Applicable Income Tax Benefit                      (10.1)         (11.7)         (26.3)         (22.9)         (18.8)         (29.8)
                                            -------------  -------------  -------------  -------------  -------------  -------------
Segment Loss                                 $     (21.2)   $     (21.0)   $     (43.3)   $     (36.2)   $     (29.0)   $     (10.2)
                                            =============  ============== =============  =============  =============  =============

THE PHOENIX COMPANIES, INC.
CORPORATE AND OTHER
Second Quarter 2006 (unaudited)
($ in millions)

                                                                       2005                                         2006
Quarters ended                              ----------------------------------------------------------  ----------------------------
                                                March          June         September       December        March          June
                                            -------------  -------------  -------------  -------------  -------------  -------------
Corporate Investment Income                  $       0.1    $       0.1                   $       0.4    $       0.6    $       1.1
Interest Expense on Indebtedness                   (11.1)         (11.4)   $     (11.7)         (12.4)         (12.4)         (12.3)
Corporate Expenses                                  (5.8)          (5.2)          (6.8)          (6.5)          (5.5)          (3.2)
Other                                                0.5            0.1           (0.2)           0.3           (0.1)           0.5
                                            -------------  -------------  -------------  -------------  -------------  -------------
Segment Loss, before income taxes                  (16.3)         (16.4)         (18.7)         (18.2)         (17.4)         (13.9)
Applicable Income Tax Benefit                       (5.7)          (5.9)          (6.1)          (8.6)          (6.1)          (4.0)
                                            -------------  -------------  -------------  -------------  -------------  -------------
Segment Loss                                 $     (10.6)   $     (10.5)   $     (12.6)   $      (9.6)   $     (11.3)   $      (9.9)
                                            =============  ============== =============  =============  =============  =============

THE PHOENIX COMPANIES, INC.
CONSOLIDATED STATEMENT OF INCOME - GAAP FORMAT (1)
Second Quarter 2006 (unaudited)
($ in millions)

                                                      YTD June                                   December 31,
                                            ----------------------------  ----------------------------------------------------------
                                                 2006          2005           2005            2004          2003           2002
                                            -------------  -------------  -------------  -------------  -------------  -------------
REVENUES
Premiums                                     $     415.2    $     455.9    $     928.7    $     990.6    $   1,042.2    $   1,082.0
Insurance and Investment Product Fees              278.5          256.4          514.7          534.9          500.9          493.8
Broker-dealer Commission and Distribution
  Fee Revenues                                      15.2           13.9           28.7           56.9           81.5           85.0
Net Investment Income                              507.5          536.8        1,102.6        1,075.7        1,107.4          940.5
Unrealized Gain on Trading Equity Securities                                                     85.9
Net Realized Investment Gains (Losses)              50.6          (25.7)          34.2           (0.8)         (98.5)        (133.9)
                                            -------------  -------------  -------------  -------------  -------------  -------------
Total Revenues                                   1,267.0        1,237.3        2,608.9        2,743.2        2,633.5        2,467.4
                                            -------------  -------------  -------------  -------------  -------------  -------------

BENEFITS AND EXPENSES
Policy Benefits and Increase in
  Policy Liabilities                               667.2          683.3        1,376.7        1,422.2        1,454.0        1,436.1
Policyholder Dividends                             201.9          167.2          364.4          404.7          418.8          401.8
Policy Acquisition Cost Amortization                73.5           38.1          132.1          110.2           94.1           59.2
Intangible Asset Impairments                        32.5                          10.6                                         66.3
Intangible Asset Amortization                       16.5           17.2           33.8           33.8           33.2           32.5
Interest Expense on Indebtedness                    24.7           22.5           46.6           40.8           39.6           31.4
Interest Expense on Non-recourse
  Collateralized Obligations                         9.5           19.2           29.4           33.6           48.9           30.5
Other Operating Expenses                           214.5          244.5          477.9          560.7          565.1          613.2
                                            -------------  -------------  -------------  -------------  -------------  -------------
Total Expenses                                   1,240.3        1,192.0        2,471.5        2,606.0        2,653.7        2,671.0
                                            -------------  -------------  -------------  -------------  -------------  -------------
Income (Loss) from Continuing Operations
  before Income Taxes, Minority
  Interest and equity in undistributed
  earnings (losses) of affiliates                   26.7           45.3          137.4          137.2          (20.2)        (203.6)
Applicable Income Taxes (Benefit)                    5.2           13.0           27.7           40.5          (18.3)         (58.8)
                                            -------------  -------------  -------------  -------------  -------------  -------------
Income (Loss) from Continuing Operations
  before Minority Interest and equity in
  undistributed earnings (losses)
  of affiliates                                     21.5           32.3          109.7           96.7           (1.9)        (144.8)
Minority Interest in Net Income of
  Subsidiaries                                      (0.2)          (0.5)          (0.6)                         (0.4)          (0.5)
Equity in undistributed earnings (losses)
  of affiliates                                                                                 (10.4)          (1.8)           4.6
                                            -------------  -------------  -------------  -------------  -------------  -------------

Income (Loss) from Continuing Operations            21.3           31.8          109.1           86.3           (4.1)        (140.7)
Discontinued Operations
  Income (Loss) from Discontinued
  Operations                                                                      (0.7)           0.1           (2.1)          (1.3)
                                            -------------  -------------  -------------  -------------  -------------  -------------

Income (Loss) Before Cumulative Effect of
  Accounting Changes                                21.3           31.8          108.4           86.4           (6.2)        (142.0)

Cumulative Effect of Accounting Changes:
  Goodwill and Other Intangible Assets                                                                                       (130.3)
                                            -------------  -------------  -------------  -------------  -------------  -------------
Net Income (Loss)                            $      21.3    $      31.8    $     108.4    $      86.4    $      (6.2)   $    (272.3)
                                            =============  =============  =============  =============  =============  =============

(1) Certain reclassifications have been made to prior periods to conform with the current presentation.

THE PHOENIX COMPANIES, INC.
CONSOLIDATED STATEMENT OF INCOME - GAAP FORMAT (1)
Second Quarter 2006 (unaudited)
($ in millions)

                                                                       2005                                         2006
Quarters ended                              ----------------------------------------------------------  ----------------------------
                                                March          June         September       December        March          June
                                            -------------  -------------  -------------  -------------  -------------  -------------
REVENUES
Premiums                                     $     226.8    $     229.1    $     236.6    $     236.2    $     207.5    $     207.7
Insurance and Investment Product Fees              129.0          127.4          127.0          131.3          139.1          139.4
Broker-dealer Commission and Distribution
  Fee Revenues                                       6.8            7.1            7.5            7.3            7.3            7.9
Net Investment Income                              268.7          268.1          284.1          281.7          251.2          256.3
Net Realized Investment Gains (Losses)             (17.9)          (7.8)           2.2           57.7           33.2           17.4
                                            -------------  -------------  -------------  -------------  -------------  -------------
Total Revenues                                     613.4          623.9          657.4          714.2          638.3          628.7
                                            -------------  -------------  -------------  -------------  -------------  -------------

BENEFITS AND EXPENSES
Policy Benefits and Increase in
  Policy Liabilities                               343.3          340.0          344.4          349.0          333.9          333.3
Policyholder Dividends                              83.8           83.4           98.6           98.6          106.8           95.1
Policy Acquisition Cost Amortization                28.2            9.9           29.0           65.0           30.0           43.5
Intangible Asset Impairments                                                      10.6                          32.5
Intangible Asset Amortization                        8.4            8.8            8.4            8.2            8.0            8.5
Interest Expense on Indebtedness                    11.1           11.4           11.7           12.4           12.4           12.3
Interest Expense on Non-recourse
  Collateralized Obligations                         8.9           10.3            5.5            4.7            4.4            5.1
Other Operating Expenses                           117.2          127.3          119.8          113.6          111.4          103.1
                                            -------------  -------------  -------------  -------------  -------------  -------------
Total Expenses                                     600.9          591.1          628.0          651.5          639.4          600.9
                                            -------------  -------------  -------------  -------------  -------------  -------------
Income (Loss) from Continuing Operations
  before Income Taxes, Minority Interest and
  equity in undistributed earnings (losses)
  of affiliates                                     12.5           32.8           29.4           62.7           (1.1)          27.8
Applicable Income Taxes (Benefit)                    2.8           10.2            2.2           12.5           (2.8)           8.0
                                            -------------  -------------  -------------  -------------  -------------  -------------
Income from Continuing Operations before
  Minority Interest and equity in
  undistributed earnings of affiliates               9.7           22.6           27.2           50.2            1.7           19.8
Minority Interest in Net Income of
  Subsidiaries                                      (0.3)          (0.2)          (0.1)                                        (0.2)
                                            -------------  -------------  -------------  -------------  -------------  -------------

Income from Continuing Operations                    9.4           22.4           27.1           50.2            1.7           19.6
Discontinued Operations
  Loss from Discontinued Operations                                               (0.7)
                                            -------------  -------------  -------------  -------------  -------------  -------------

Net Income                                   $       9.4    $      22.4    $      26.4    $      50.2    $       1.7    $      19.6
                                            =============  =============  =============  =============  =============  =============

(1) Certain reclassifications have been made to prior periods to conform with the current presentation.

THE PHOENIX COMPANIES, INC.
CONSOLIDATING SECOND QUARTER 2006 INCOME STATEMENT
Second Quarter 2006 (unaudited)
($ in millions)

Year-to-Date June 30, 2006
                                                                                   Other                Exclusions from
                                                           Operating Segments     Segments               Segment Income
                                                       ------------------------  -----------   -------------------------------------
                                                           Life                   Corporate     Realized
                                                            &         Asset           &        Investment              Intra-Segment
                                        Consolidated     Annuity    Management      Other         Loss       Other     Eliminations
                                        -------------  -----------  -----------   ----------   ---------   ----------  -------------
REVENUES
Premiums                                 $     415.2     $  415.2
Insurance and Investment Product Fees          278.5        195.6     $   83.3                                          $      (0.4)
Broker-dealer commission and
  distribution fee revenues                     15.2                      15.2
Net Investment Income                          507.5        484.5          0.6     $   15.9                 $    1.4            5.1
Net Realized Investment Gains                   50.6                                            $  50.6
                                        -------------  -----------  -----------   ----------   ---------   ----------  -------------
     Total Revenues                          1,267.0      1,095.3         99.1         15.9        50.6          1.4            4.7
                                        -------------  -----------  -----------   ----------   ---------   ----------  -------------

BENEFITS AND EXPENSES
Policy Benefits and Increase in Policy
  Liabilities                                  667.2        663.3                       3.9
Policyholder Dividends                         201.9        169.2                                  32.5          0.2
Policy Acquisition Cost Amortization            73.5         76.3                                  (2.8)
Intangible Asset Impairments                    16.5                      16.5
Intangible Asset Amortization                   32.5                      32.5
Interest Expense on Indebtedness                24.7                                   24.7
Interest Expense on Non-recourse
  Collateralized Obligations                     9.5                                    9.5
Other Operating Expenses                       214.5        105.6         83.4          9.1                     11.7            4.7
                                        -------------  -----------  -----------   ----------   ---------   ----------  -------------
     Total Expenses                          1,240.3      1,014.4        132.4         47.2        29.7         11.9            4.7
                                        -------------  -----------  -----------   ----------   ---------   ----------  -------------
Income (Loss) from Continuing Operations
  before Income Taxes Minority Interest
  and equity in undistributed earnings
  (losses) of affiliates                        26.7         80.9        (33.3)       (31.3)       20.9        (10.5)           0.0
Applicable Income Taxes (Benefit)                5.2         25.0        (12.8)       (10.1)        6.6         (3.5)
                                        -------------  -----------  -----------   ----------   ---------   ----------  -------------
Income (Loss) from Continuing Operations
  before Minority Interest and equity
  undistributed earnings (losses) of
  affiliates                                    21.5         55.9        (20.5)       (21.2)       14.3         (7.0)           0.0
                                        -------------  -----------  -----------   ----------   ---------   ----------  -------------
Minority Interest in Net Income of
  Subsidiaries                                  (0.2)                                                           (0.2)
                                        -------------  -----------  -----------   ----------   ---------   ----------  -------------

Income (Loss) from Continuing Operations $      21.3    $    55.9    $   (20.5)    $  (21.2)    $  14.3     $   (7.2)   $       0.0
                                        =============  ===========  ===========   ==========   =========   ==========  =============

THE PHOENIX COMPANIES, INC.
CONDENSED CONSOLIDATED BALANCE SHEET -- PRELIMINARY
Second Quarter 2006 (unaudited)
($ in millions, except par value)

                                                               June                             December 31,
                                                          --------------  ----------------------------------------------------------
                                                               2006           2005            2004          2003            2002
                                                          --------------  -------------  -------------  -------------  -------------
ASSETS:
Available-for-Sale Debt Securities, at fair value          $   12,560.7    $  13,404.6    $  13,476.3    $   13,273.0   $  11,889.5
Available-for-Sale Equity Securities, at fair value               182.5          181.8          304.3           312.0         385.9
Trading Equity Securities, at fair value                                                         87.3
Mortgage Loans, at unpaid principal balances                       94.5          128.6          207.9           284.1         468.8
Policy Loans, at unpaid principal balances                      2,294.4        2,245.0        2,196.7         2,241.4       2,195.9
Venture Capital Partnerships, at equity in net assets             120.6          145.1          255.3           234.9         228.6
Affiliate Equity and Debt Securities, at cost plus
  equity in undistributed earnings                                                                               47.5         134.7
Other Investments                                                 321.6          310.6          371.8           402.0         398.9
                                                          --------------  -------------  -------------  -------------  -------------
                                                               15,574.3       16,415.7       16,899.6        16,794.9      15,702.3
Available-for-Sale Investments Pledged as Collateral,
  at fair value                                                   286.8          304.4        1,278.8         1,350.0       1,358.7
                                                          --------------  -------------  -------------  -------------  -------------
       Total Investments                                       15,861.1       16,720.1       18,178.4        18,144.9      17,061.0
Cash and Cash Equivalents                                         390.4          301.5          435.0           447.9       1,110.5
Deferred Policy Acquisition Costs                               1,710.1        1,556.0        1,429.9         1,367.7       1,234.1
Goodwill and Other Intangible Assets                              719.4          763.5          735.6           755.0         747.7
Other Assets                                                      725.9          652.9          633.4           760.5         711.4
Separate Account Assets                                         7,899.0        7,722.2        6,950.3         6,083.2       4,371.2
                                                          --------------  -------------  -------------  -------------  -------------
       Total Assets                                        $   27,305.9    $  27,716.2    $  28,362.6    $   27,559.2   $  25,235.9
                                                          ==============  =============  =============  ============== =============
LIABILITIES:
Policy Liabilities and Accruals                            $   13,159.7    $  13,246.2    $  13,132.4    $   13,088.6   $  12,680.0
Policyholder Deposit Funds                                      2,464.7        3,060.7        3,492.4         3,642.7       3,395.7
Indebtedness                                                      713.4          751.9          690.8           639.0         644.3
Stock Purchase Contracts                                                                        131.9           128.8         137.6
Other Liabilities                                                 576.4          538.2          587.2           557.1         570.8
Non-recourse Collateralized Debt Obligation Liabilities           360.6          389.9        1,355.2         1,472.0       1,609.5
Separate Account Liabilities                                    7,899.0        7,722.2        6,950.3         6,083.2       4,371.2
                                                          --------------  -------------  -------------  -------------  -------------
       Total Liabilities and minority interest                 25,173.8       25,709.1       26,340.2        25,611.4      23,409.1
                                                          --------------  -------------  -------------  -------------  -------------

STOCKHOLDERS' EQUITY:
Common stock, $.01 par value, 1.0 billion shares
  authorized; 113,599,820 shares outstanding
  (June 30, 2006)                                                   1.3            1.1            1.0             1.0           1.0
Additional paid in capital                                      2,600.0        2,440.3        2,435.2         2,431.4       2,424.4
Deferred Compensation on Restricted Stock Units                    (3.7)          (2.7)          (3.6)           (3.6)
Accumulated Earnings (Deficit)                                   (189.9)        (193.1)        (285.7)         (355.3)       (331.4)
  Treasury stock, at cost: 11,313,563 shares
  (June 30, 2006)                                                (179.5)        (179.5)        (182.6)         (189.4)       (195.7)
Accumulated Other Comprehensive Income (Loss)                     (96.1)         (59.0)          58.1            63.7         (71.5)
                                                          --------------  -------------  -------------  -------------  -------------
     Total Stockholders' Equity                                 2,132.1        2,007.1        2,022.4         1,947.8       1,826.8
                                                          --------------  -------------  -------------  -------------  -------------
     Total Liabilities, Minority Interest and
       Stockholders' Equity                                $   27,305.9    $  27,716.2    $  28,362.6    $   27,559.2   $  25,235.9
                                                          ==============  =============  =============  ============== =============

THE PHOENIX COMPANIES, INC.
GENERAL ACCOUNT INVESTMENT PORTFOLIO SUMMARY (1)
Second Quarter 2006 (unaudited)
($ millions)

                                               Total Debt Securities        Public Debt Securities        Private Debt Securities
                                            ----------------------------  ----------------------------  ----------------------------
                                               06/30/06      12/31/05        06/30/06      12/31/05        06/30/06      12/31/05
                                            -------------  -------------  -------------  -------------  -------------  -------------
DEBT SECURITIES BY CREDIT QUALITY
(CARRYING VALUE)

AAA/AA/A                                     $   8,028.4    $   8,625.0    $   6,533.9    $   7,089.4    $   1,494.5    $   1,535.6
BBB                                              3,542.0        3,795.3        2,272.3        2,487.4        1,269.7        1,307.9
                                            -------------  -------------  -------------  -------------  -------------  -------------
     Total Investment Grade                     11,570.4       12,420.3        8,806.2        9,576.8        2,764.2        2,843.5
BB                                                 753.4          753.0          637.0          647.5          116.4          105.5
B                                                  180.6          168.3          147.1          120.8           33.5           47.5
CCC and Lower                                       36.6           43.6           28.1           28.0            8.5           15.6
In or Near Default                                  17.4           19.4           11.4           14.6            6.0            4.8
                                            -------------  -------------  -------------  -------------  -------------  -------------
Total Debt Securities                        $  12,558.4    $  13,404.6    $   9,629.8    $  10,387.7    $   2,928.6    $   3,016.9
                                            =============  =============  =============  =============  =============  =============

% Below Investment Grade                            7.9%           7.3%           8.6%           7.8%           5.6%           5.7%

-----------------------------------------------------------------------------------------------------------------------------------

UNREALIZED GAINS AND LOSSES ON DEBT AND
EQUITY SECURITIES
  As of 06/30/06                                       Total                  Outside Closed Block              Closed Block
                                            ----------------------------  ----------------------------   ---------------------------
                                                Gains          Losses         Gains         Losses          Gains          Losses
                                            -------------  -------------  -------------  -------------   ------------  -------------
Total Debt Securities                        $     205.3    $    (362.0)   $      66.1    $    (171.4)   $     139.2    $    (190.6)
Equity Securities                                   22.9           (4.6)           4.9           (1.5)          18.0           (3.1)
                                            -------------  -------------  -------------  -------------  -------------  -------------
Total Unrealized Gains (Losses)                    228.2         (366.6)          71.0         (172.9)         157.2         (193.7)
                                            -------------  -------------  -------------  -------------  -------------  -------------

Applicable PDO                                     157.2         (193.7)                                       157.2         (193.7)
Applicable DAC (Credit)                             28.9          (86.4)          28.9          (86.4)
Applicable Deferred Income Tax (Benefit)            14.7          (30.3)          14.7          (30.3)
                                            -------------  -------------  -------------  -------------  -------------  -------------
Total Offsets to Net Unrealized Gains
  (Losses)                                         200.8         (310.4)          43.6         (116.7)         157.2         (193.7)
                                            -------------  -------------  -------------  -------------  -------------  -------------
Net Unrealized Gains and Losses              $      27.4    $     (56.2)   $      27.4    $     (56.2)   $       0.0    $       0.0
                                            =============  =============  =============  =============  =============  =============
Net Unrealized Losses                        $     (28.8)                  $     (28.8)                  $       0.0
                                            =============                 =============                 =============

(1) Excludes debt and equity securities pledged as collateral.

THE PHOENIX COMPANIES, INC.
GENERAL ACCOUNT GAAP NET INVESTMENT INCOME YIELDS (1)
Second Quarter 2006 (unaudited)
($ in millions)

Quarters ended                                        YTD June                                   December 31,
                                            ----------------------------  ----------------------------------------------------------
                                                 2006          2005           2005            2004          2003           2002
                                            -------------  -------------  -------------  -------------  -------------  -------------
GAAP NET INVESTMENT INCOME
Debt Securities                              $     394.1    $     396.7    $     804.6    $     772.1    $     765.5    $     730.8
Equity Securities                                    1.8            5.1            7.5            4.5            4.6            4.2
Mortgages                                            3.2           10.6           20.2           22.5           32.6           40.4
Policy Loans                                        82.6           81.3          165.8          167.1          171.7          171.8
Venture Capital                                     (1.0)           0.5           23.8           25.5           49.1          (59.3)
Cash & Cash Equivalents                              7.8            3.5            7.6            4.9            7.0           11.9
Other (2)                                           13.3           20.8           47.8           47.8           35.0           18.9
                                            -------------  -------------  -------------  -------------  -------------  -------------
Total Cash and Invested Assets                     501.8          518.5    $  1 ,077.3        1,044.4        1,065.5          918.7
                                            -------------  -------------  -------------  -------------  -------------  -------------

Investment Expenses                                  4.0            5.1            8.6            9.8           10.0            9.2
                                            -------------  -------------  -------------  -------------  -------------  -------------
Total Net Investment Income                  $     497.8    $     513.4    $   1,068.7    $   1,034.6     $  1,055.5    $     909.5
                                            =============  =============  =============  =============  =============  =============

ANNUALIZED YIELDS
Debt Securities                                     6.1%           6.0%           6.2%           5.9%           6.0%           6.3%
Equity Securities                                   1.1%           3.4%           3.0%           1.3%           1.4%           1.3%
Mortgages                                           3.0%          13.1%          15.3%          11.0%          11.2%           8.8%
Policy Loans                                        7.6%           7.7%           7.7%           7.9%           8.0%           8.2%
Venture Capital                                    -7.1%           0.4%          12.8%          10.9%          23.0%         -22.8%
Cash & Cash Equivalents                             4.1%           1.6%           5.2%           1.1%           1.3%           1.4%
Other (2)                                          13.6%          13.0%          16.4%           7.5%          10.5%           3.6%
                                            -------------  -------------  -------------  -------------  -------------  -------------
Total Cash and Invested Assets                      6.4%           6.2%           6.6%           6.1%           6.4%           5.7%
                                            -------------  -------------  -------------  -------------  -------------  -------------

Investment Expenses                                 0.0%           0.1%           0.1%           0.1%           0.1%           0.1%
                                            -------------  -------------  -------------  -------------  -------------  -------------
Total Net Investment Income                         6.4%           6.1%           6.6%           6.1%           6.6%           5.6%
                                            =============  =============  =============  =============  =============  =============

(1) Excludes debt and equity securities pledged as collateral.
(2) Includes real estate, affiliates and other invested assets.

THE PHOENIX COMPANIES, INC.
GENERAL ACCOUNT GAAP NET INVESTMENT INCOME YIELDS (1)
Second Quarter 2006 (unaudited)
($ in millions)

                                                                       2005                                         2006
Quarters ended                              ----------------------------------------------------------  ----------------------------
                                                March          June         September       December        March          June
                                            -------------  -------------  -------------  -------------  -------------  -------------
GAAP NET INVESTMENT INCOME
Debt Securities                              $     197.3    $     199.4    $     201.0    $     206.9    $     195.1    $     199.0
Equity Securities                                    2.1            3.0            1.6            0.8            0.5            1.3
Mortgages                                            6.4            4.2            3.9            5.7            0.9            2.3
Policy Loans                                        40.7           40.6           42.2           42.3           41.1           41.5
Venture Capital                                     (2.8)           3.3           16.5            6.8           (2.4)           1.4
Cash & Cash Equivalents                              1.7            1.8            1.6            2.5            3.3            4.5
Other (2)                                           15.5            5.3           13.0           14.0           10.3            3.0
                                            -------------  -------------  -------------  -------------  -------------  -------------
Total Cash and Invested Assets                     260.9          257.6          279.8          279.0          248.8          253.0
                                            -------------  -------------  -------------  -------------  -------------  -------------

Investment Expenses                                  3.1            2.0            1.3            2.2            2.1            1.9
                                            -------------  -------------  -------------  -------------  -------------  -------------
Total Net Investment Income                  $     257.8    $     255.6    $     278.5    $     276.8    $     246.7    $     251.1
                                            =============  =============  =============  =============  =============  =============

ANNUALIZED YIELDS
Debt Securities                                     6.0%           6.0%           6.1%           6.3%           6.1%           6.4%
Equity Securities                                   2.3%           4.0%           2.2%           1.3%           1.1%           2.9%
Mortgages                                          14.1%          10.2%          10.3%          17.5%           3.0%           9.2%
Policy Loans                                        7.8%           7.7%           7.9%           7.9%           7.6%           7.5%
Venture Capital                                    -4.3%           5.4%          30.0%          14.7%          -8.2%           4.8%
Cash & Cash Equivalents                             1.7%           1.7%           2.8%           6.9%           4.1%           5.0%
Other (2)                                          19.7%           6.4%          16.6%          19.5%          12.8%           3.7%
                                            -------------  -------------  -------------  -------------  -------------  -------------
Total Cash and Invested Assets                      6.3%           6.1%           6.8%           6.9%           6.2%           6.4%
                                            -------------  -------------  -------------  -------------  -------------  -------------

Investment Expenses                                 0.1%           0.0%           0.0%           0.1%           0.1%           0.0%
                                            -------------  -------------  -------------  -------------  -------------  -------------
Total Net Investment Income                         6.2%           6.1%           6.7%           6.8%           6.1%           6.4%
                                            =============  =============  =============  =============  =============  =============

(1) Excludes debt and equity securities pledged as collateral.
(2) Includes real estate, affiliates and other invested assets.

THE PHOENIX COMPANIES, INC.
GENERAL ACCOUNT REALIZED INVESTMENT GAINS AND LOSSES
Second Quarter 2006 (unaudited)
($ Millions)

                                                      YTD June                                   December 31,
                                            ----------------------------  ----------------------------------------------------------
                                                 2006          2005           2005            2004          2003           2002
                                            -------------  -------------  -------------  -------------  -------------  -------------
REALIZED INVESTMENT GAINS AND LOSSES

Debt Security Impairments                    $      (3.3)   $     (20.7)   $     (31.2)   $     (15.5)   $     (76.1)   $    (114.3)
Equity Security Impairments                                                       (2.1)          (1.5)          (4.3)          (9.8)
Mortgage Loan Impairments                                                         (0.8)         (12.6)          (4.1)          (0.6)
Affiliated Equity Securities                                                                                   (96.9)
Venture Capital Partnerships Impairments                                                                        (4.6)          (5.1)
Real Estate Impairments                                                                                         (6.6)
Debt and Equity Securities Pledged as
  Collateral Impairments                                           (1.0)          (1.2)         (16.6)          (8.3)         (34.9)
Other Invested Asset Impairments                                   (0.8)                         (3.3)          (9.9)         (22.0)
                                            -------------  -------------  -------------  -------------  -------------  -------------
     Total Impairment Losses                        (3.3)         (22.5)         (35.3)         (49.5)        (210.8)        (186.7)
                                            -------------  -------------  -------------  -------------  -------------  -------------
Debt Security Net Transaction
  Gains (Losses)                                    31.0           (7.1)         (18.0)          28.4           64.7           48.4
Equity Security Net Transaction
  Gains (Losses)                                     3.6           (0.6)           2.9           14.6           49.2            2.1
Venture Capital Net Investment
  Gains (Losses)                                     3.8                         (13.9)                         (9.7)
Mortgage Loan Net Transaction Gains (Losses)         3.2            3.7                           0.2           (1.3)           0.2
Affiliate Equity Security Transaction GL            10.4           (0.6)           3.7
Real Estate Net Transaction Gains (Losses)           0.2            1.2           (0.6)          (0.8)          (0.2)           4.0
Settlement of HRH Stock Purchase Contracts                          0.2           86.3
Other Invested Asset Net Transactions
  Gains (Losses)                                     1.8                           6.6            6.3            9.6           (1.9)
Debt and Equity Securities Pledged as
  Collateral                                        (0.9)                          2.5
                                            -------------  -------------  -------------  -------------  -------------  -------------
Total Net Transactions Gains                        53.1           (3.2)          69.5           48.7          112.3           52.8
                                            -------------  -------------  -------------  -------------  -------------  -------------
Net Realized Investment Gains (Losses)              49.8          (25.7)          34.2           (0.8)         (98.5)        (133.9)
                                            =============  =============  -------------  -------------  -------------  -------------
Closed Block Applicable PDO (Reduction)             32.6          (11.1)         (12.4)           3.7           (5.9)         (40.3)
Applicable Deferred Acquisition Costs
  (Credit)                                          (2.8)          (3.8)          17.6           (0.4)          (4.1)          (7.2)
Applicable Deferred Income Tax (Credit)              6.6           (3.5)           9.2            3.1          (35.6)         (20.8)
                                            -------------  -------------  -------------  -------------  -------------  -------------
Net Realized Investment Gains (Losses)
  Included in Net Income                     $      13.4    $      (7.3)   $      19.8    $      (7.2)   $     (52.9)   $     (65.6)
                                            =============  =============  =============  =============  =============  =============

THE PHOENIX COMPANIES, INC.
GENERAL ACCOUNT REALIZED INVESTMENT GAINS AND LOSSES
Second Quarter 2006 (unaudited)
($ Millions)

                                                                       2005                                         2006
Quarters ended                              ----------------------------------------------------------  ----------------------------
                                                March          June         September       December        March          June
                                            -------------  -------------  -------------  -------------  -------------  -------------
REALIZED INVESTMENT GAINS AND LOSSES
Debt Security Impairments                    $     (12.2)   $      (8.5)   $      (4.3)   $      (6.2)   $      (0.9)   $      (2.4)
Equity Security Impairments                                                                      (2.1)
Mortgage Loan Impairments                                          (0.8)
Affiliated Equity Securities
Debt and Equity Securities Pledged as
  Collateral Impairments                            (0.3)          (0.7)          (0.2)
Other Invested Asset Impairments
                                            -------------  -------------  -------------  -------------  -------------  -------------
       Total Impairment Losses                     (12.5)         (10.0)          (4.5)          (8.3)          (0.9)          (2.4)
                                            -------------  -------------  -------------  -------------  -------------  -------------
Debt Security Net Transaction
  Gains (Losses)                                    (7.2)           0.1           (2.6)          (8.3)          16.1           14.9
Equity Security Net Transaction
  Gains (Losses)                                    (1.0)           0.4            2.4            1.1            3.5            0.1
Venture Capital Net Investment
  Gains (Losses)                                                                                (13.9)                          3.8
Mortgage Loan Net Transaction Gains (Losses)                                                                     3.2
Affiliate Equity Security Transactions
  Gains (Losses)                                     3.7                                                        10.0            0.4
Real Estate Net Transaction Gains (Losses)          (0.3)          (0.3)          (0.2)           0.2            0.1            0.1
Settlement of HRH Stock Purchase Contracts                                                       86.3
Other Invested Asset Net Transactions
  Gains (Losses)                                    (1.3)           2.5            6.0           (0.6)           2.2           (0.4)
Debt and Equity Securities Pledged as
  Collateral                                         0.7           (0.5)           1.1            1.2           (1.0)           0.1
                                            -------------  -------------  -------------  -------------  -------------  -------------
Total Net Transactions Gains                        (5.4)           2.1            6.7           66.0           34.1           19.0
                                            -------------  -------------  -------------  -------------  -------------  -------------
Net Realized Investment Gains (Losses)             (17.9)          (7.9)           2.3           57.7           33.1           16.6
                                            =============  =============  =============  =============  =============  =============

Closed Block Applicable PDO (Reduction)             (4.4)          (6.7)           4.2           (5.5)          19.2           13.4
Applicable Deferred Acquisition Costs
  (Credit)                                          (4.8)           1.0           (4.5)          25.9           (2.6)          (0.2)
Applicable Deferred Income Tax (Credit)             (3.2)          (0.3)           0.5           12.2            6.2            0.4
                                            -------------  -------------  -------------  -------------  -------------  -------------
Net Realized Investment Gains (Losses)
  Included in Net Income                     $      (5.5)   $      (1.9)   $       2.1    $      25.1    $      10.4    $       3.0
                                            =============  =============  =============  =============  =============  =============